August 17, 2007

Dear Policy Owner:

I am writing to inform you of the upcoming special meeting of shareholders of the Calvert Variable Series, Inc. ("CVS") Calvert Social Small Cap Growth Portfolio, in connection with the proposed merger of the Portfolio into the CVS Calvert Social Mid Cap Growth Portfolio on September 27, 2007, and to request that you take a few minutes to read the enclosed material and to mail back the proxy voting card.

You are being asked to vote on a proposal to exchange the assets of the Calvert Social Small Cap Growth Portfolio for shares of equal value in the Calvert Social Mid Cap Growth Portfolio. The Board of Directors of CVS, including myself, believe this change is in the best interests of the Calvert Social Small Cap Growth Portfolio and you, as a shareholder.

Regardless of the number of shares you own, it is important that you take the time to read the enclosed proxy, and complete and mail your voting card as soon as you can. A postage-paid envelope is enclosed. If shareholders do not return their proxies, the Fund may have to incur the expense of additional solicitations. All shareholders benefit from the speedy return of proxies.

I appreciate the time you will take to review this important matter. If we may be of any assistance, please call us at 800-368-2745.

Sincerely,

Barbara J. Krumsiek
Chairperson

CALVERT VARIABLE SERIES, INC.
CALVERT SOCIAL SMALL CAP GROWTH PORTFOLIO

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held on September 27, 2007

NOTICE IS HEREBY GIVEN that a Special Meeting of the Shareholders of the Calvert Social Small Cap Growth Portfolio, a series of Calvert Variable Series, Inc. (the "Fund"), will be held in the Tenth Floor Conference Room of Calvert Group, Ltd., Air Rights North Tower, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland at 9:00 a.m. on Thursday, September 27, 2007, for the following purposes:

I. To consider and act on an Agreement and Plan of Reorganization (the "Plan of Reorganization"), dated June 7, 2007, providing for the transfer of all of the assets of the Calvert Social Small Cap Growth Portfolio to the Calvert Social Mid Cap Growth Portfolio, a series of the Fund, in exchange for shares of equal value of the Calvert Social Mid Cap Growth Portfolio. The Plan of Reorganization also provides for the distribution of those shares of the Calvert Social Mid Cap Growth Portfolio to shareholders of the Calvert Social Small Cap Growth Portfolio, in liquidation and subsequent termination of the Calvert Social Small Cap Growth Portfolio.

II. To transact any other business that may properly come before the Special Meeting or any adjournment or adjournments thereof.

On behalf of the Calvert Social Small Cap Growth Portfolio, the Board of Directors has fixed the close of business on July 20, 2007 as the record date for the determination of shareholders of the Fund entitled to notice of and to vote at the Special Meeting or any adjournment thereof.

August 17, 2007

By Order of the Board of Directors,

William M. Tartikoff, Esq.
Vice President

PROSPECTUS AND PROXY STATEMENT
August 17, 2007

Acquisition of the assets of
Calvert Social Small Cap Growth Portfolio,
a series of Calvert Variable Series, Inc.

By and in exchange for shares of
Calvert Social Mid Cap Growth Portfolio,
a series of Calvert Variable Series, Inc.

4550 Montgomery Avenue, Suite 1000N
Bethesda, Maryland 20814
800-368-2745

This Prospectus and Proxy Statement relates to the proposed transfer of all of the assets of the Calvert Social Small Cap Growth Portfolio in exchange for shares of the Calvert Social Mid Cap Growth Portfolio and assumption by Calvert Social Mid Cap Growth Portfolio of all of the liabilities of Calvert Social Small Cap Growth Portfolio (the "Reorganization"). Following the transfer, Calvert Social Mid Cap Growth Portfolio shares will be distributed to shareholders of the Calvert Social Small Cap Growth Portfolio in liquidation of the Calvert Social Small Cap Growth Portfolio, and it, in turn, will be dissolved. As a result of the proposed transaction, each shareholder of the Calvert Social Small Cap Growth Portfolio will receive that number of Calvert Social Mid Cap Growth Portfolio shares equal in value at the date of the exchange to the value of such shareholder's respective shares of the Calvert Social Small Cap Growth Portfolio. The transaction will only occur if shareholders vote in favor of the proposed transfer.

The Calvert Social Small Cap Growth Portfolio is a series of Calvert Variable Series, Inc. (the "Fund"), an open-end series management investment company organized as a Maryland corporation. The investment objective for the Calvert Social Small Cap Growth Portfolio is to provide long-term capital appreciation by investing primarily in equity securities of companies that have small market capitalizations. As of July 20, 2007, net assets of the Portfolio were $10,806,047.

The Calvert Social Mid Cap Growth Portfolio is also a series of the Fund. The investment objective for the Calvert Social Mid Cap Growth Portfolio is to provide long-term capital appreciation by investing primarily in a nondiversified portfolio of the equity securities of mid-sized companies that are undervalued but demonstrate a potential for growth. This objective may be changed by the Fund's Board of Directors without shareholder approval. As of July 20, 2007, net assets of the Portfolio were $49,437,804.

The approximate date on which this Prospectus and Proxy Statement, and Form of Proxy are first being mailed to shareholders is August 17, 2007.

This Prospectus and Proxy Statement, which should be retained for future reference, sets forth concisely the information about the Calvert Social Mid Cap Growth Portfolio that a prospective investor should know before investing. This Prospectus and Proxy Statement is accompanied by the Prospectus of the Calvert Social Mid Cap Growth Portfolio dated April 30, 2007, which was filed with the Securities and Exchange Commission ("SEC") on April 30, 2007 (Calvert Variable Series, Inc., Post-Effective Amendment No. 53 to its Registration Statement on Form N-1A File No. 002-80154) and is incorporated by reference herein. A Statement of Additional Information dated August 17, 2007 ("Merger SAI"), containing additional information about the proposed reorganization was filed with the SEC on August 10, 2007, (Calvert Variable Series, Inc., Registration Statement on Form N-14, File No. 333-144413) and is incorporated by reference herein. The Prospectus and Statement of Additional Information for the Calvert Social Small Cap Growth Portfolio dated April 30, 2007, filed with the SEC on April 30, 2007, (Calvert Variable Series, Inc., Post-Effective Amendment No. 53 to its Registration Statement on Form N-1A, File No. 002-80154), and the Annual Report to Shareholders for the period ended December 31, 2006, filed with the SEC on March 8, 2007, (Calvert Variable Series, Inc., Form N-CSR, File No. 811-03591), for the Fund, are incorporated by reference herein. Copies of these documents may be obtained without charge by writing the Fund at 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, or by calling 800-368-2745.

These securities have not been approved or disapproved by the SEC or any state securities commission, nor has the SEC or any state securities commission passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The shares offered by this prospectus and proxy statement are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured or otherwise protected by the FDIC, the Federal Reserve Board, or any other agency. When investors sell shares of the funds, the value may be higher or lower than the amount originally paid.

TABLE OF CONTENTS
Synopsis	4
Expenses and Past Performance Comparisons	7
Risk Factors and Investment Restrictions	11
Reasons for the Reorganization	15
Information about the Reorganization	16
Information about Calvert Social Mid Cap Growth Portfolio	20
Shareholder Information for Calvert Social Mid Cap Growth Portfolio	23
Comparative Information on Shareholder Rights	25
General Information about the Portfolios	25
Financial Statements and Experts	26
Voting Information	29
Shareholder Proposals	31
Other Business	31
Adjournment	32
Exhibit A - Agreement and Plan of Reorganization	33

SYNOPSIS

Reasons for the Reorganization. The Board of Directors of the Fund (the "Directors") believes that the proposed Reorganization would be in the best interest of the shareholders of the Calvert Social Small Cap Growth Portfolio. In reaching this conclusion, the Directors considered the relatively small size of the Calvert Social Small Cap Growth Portfolio and the likelihood that it will not increase substantially in size in the foreseeable future, and that the Reorganization will offer shareholders of the Calvert Social Small Cap Growth Portfolio the opportunity to pursue a similar investment objective in a larger portfolio. The Directors also considered the fact that:

1. Both Portfolios seek long-term capital appreciation by investing in equity securities;

2. Both Portfolios invest in stocks that combine growth and value characteristics;

3. Both Portfolios are socially screened;

4. Both Portfolios are managed by the same investment advisor, Calvert Asset Management Company, Inc. ("CAMCO"), although they have different investment sub-advisors;

5. The Reorganization is not expected to have any tax impact on the policyholders and contract owners; and

6. The interests of the existing shareholders will not be diluted as a result of the Reorganization.

The Directors have also approved the Reorganization on behalf of the Calvert Social Mid Cap Growth Portfolio. The Directors concluded that the proposed Reorganization would be in the best interests of the shareholders of the Calvert Social Mid Cap Growth Portfolio and that the interests of the shareholders would not be diluted as a result of the transactions contemplated by the Reorganization.

Proposed Transaction. The Directors have authorized the Fund to enter into an Agreement and Plan of Reorganization (the "Plan of Reorganization") providing for the transfer of all the assets of the Calvert Social Small Cap Growth Portfolio in exchange for shares of the Calvert Social Mid Cap Growth Portfolio and assumption by Calvert Social Mid Cap Growth Portfolio of all of the liabilities of Calvert Social Small Cap Growth Portfolio.

Following the transfer, Calvert Social Mid Cap Growth Portfolio shares will be distributed to the respective shareholders of the Calvert Social Small Cap Growth Portfolio in liquidation of the Calvert Social Small Cap Growth Portfolio, and the Calvert Social Small Cap Growth Portfolio will be dissolved. As a result of the proposed transaction, each shareholder of the Calvert Social Small Cap Growth Portfolio will receive that number of full and fractional Calvert Social Mid Cap Growth Portfolio shares equal in value at the date of the exchange to the value of such shareholder's shares of the Calvert Social Small Cap Growth Portfolio. For the reasons stated above, the Directors, including all of the Directors who are not "interested persons" of the Fund (the "Independent Directors"), have concluded that the Reorganization into the Calvert Social Mid Cap Growth Portfolio would be in the best interest of the shareholders of the Calvert Social Small Cap Growth Portfolio and recommend shareholder approval.

Tax Consequences. The Plan is conditioned upon receipt by the Calvert Social Small Cap Growth Portfolio and the Calvert Social Mid Cap Growth Portfolio of an opinion of counsel that for federal income tax purposes no gain or loss will be recognized by it or its shareholders as a result of the Reorganization. The tax basis of Calvert Social Mid Cap Growth Portfolio shares received by a shareholder will be the same as the tax basis of the shareholder's shares of the Calvert Social Small Cap Growth Portfolio. In addition, the tax basis of the Calvert Social Small Cap Growth Portfolio's assets in the hands of the Calvert Social Mid Cap Growth Portfolio as a result of the Reorganization will be the same as the tax basis of such assets in the hands of the Calvert Social Small Cap Growth Portfolio prior to the Reorganization. See "Information about the Reorganization."

Investment Policies. The investment objectives, policies and strategies of the Calvert Social Small Cap Growth Portfolio and the Calvert Social Mid Cap Growth Portfolio are similar and are summarized below. A principal difference is that the Calvert Social Small Cap Growth Portfolio invests primarily in small-cap companies, whereas the Calvert Social Mid Cap Growth Portfolio invests primarily in mid-cap companies. In addition, Calvert Social Small Cap Growth Portfolio is a diversified fund, while Calvert Social Mid Cap Growth Portfolio is nondiversified, so Calvert Social Mid Cap Growth Portfolio may invest more of its assets in a smaller number of companies. Calvert Social Mid Cap Growth Portfolio also has more flexibility to invest in foreign securities. For a more detailed description of the investment techniques used by the Portfolios, and for more information concerning the risks associated with investments in the Portfolios, see the Portfolios' respective Prospectuses.

The Calvert Social Small Cap Growth Portfolio and the Calvert Social Mid Cap Growth Portfolio have similar investment objectives and principal investment strategies:

  Calvert Social Small Cap Growth Portfolio seeks to provide long-term capital appreciation by investing primarily in equity securities of companies that have small market capitalizations. Under normal circumstances, at least 80% of the Portfolio's net assets (including borrowings for investment purposes) will be invested in the common stocks of small-cap companies. Stocks chosen for Calvert Social Small Cap Growth Portfolio combine growth and value characteristics or offer the opportunity to buy growth at a reasonable price.

  Calvert Social Mid Cap Growth Portfolio seeks to provide long-term capital appreciation by investing primarily in a nondiversified portfolio of the equity securities of mid-sized companies that are undervalued but demonstrate a potential for growth. Under normal circumstances, at least 80% of the Portfolio's net assets (including borrowings for investment purposes) will be invested in the common stocks of mid-size U.S. companies. The Subadvisor for Calvert Social Mid Cap Growth Portfolio favors companies that have an above market average prospective growth rate, but sell at below market average valuations.

  Both Portfolios invest with the philosophy that long-term rewards to investors will come from those companies and other entities whose products and services are sustainable, enhance the human condition and promote common global values, such as equality of opportunity and cooperative effort. All investments for each Portfolio are selected on the basis of their ability to contribute to the dual objectives of financial soundness and societal impact.

Risk Factors. Calvert Social Mid Cap Growth Portfolio is subject to the following principal risks:

  The stock market goes down.
  Calvert Social Mid Cap Growth Portfolio's management practices do not work to achieve their desired result.
  The prices of growth company securities held by Calvert Social Mid Cap Growth Portfolio may fall to a greater extent than the overall equity markets due to changing economic, political or market conditions or disappointing growth company earnings results.
  Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.
  Prices of mid-cap stocks may respond to market activity differently from and can be more volatile than those of larger, more established companies.
  Calvert Social Mid Cap Growth Portfolio is non-diversified. Compared to other funds, Calvert Social Mid Cap Growth Portfolio may invest more of its assets in a smaller number of companies. Gains or losses on a single stock may have greater impact on Calvert Social Mid Cap Growth Portfolio.
  Investment in foreign securities involves additional risks relating to political, social and economic developments abroad.

Calvert Social Small Cap Growth Portfolio shares similar principal risks with Calvert Social Mid Cap Growth Portfolio, except that Calvert Social Small Cap Growth Portfolio is a diversified fund that invests principally in small-cap stocks as opposed to mid-cap stocks. Small -cap stocks may respond to market activity differently from and can be more volatile than those of larger, more established companies. In addition, Calvert Social Small Cap Growth Portfolio has less flexibility to invest in foreign securities than Calvert Social Mid Cap Growth Portfolio.

Investment risks are discussed further herein under "Risk Factors and Investment Restrictions."

Distribution Policies and Purchase, Exchange and Redemption Procedures. The Calvert Social Small Cap Growth Portfolio and the Calvert Social Mid Cap Growth Portfolio have identical procedures concerning dividends and distributions. Any distributions of a Portfolio's net investment income or realized net capital gains, if any, are normally paid once a year. It is expected that, shortly before the Closing Date (as defined in the Plan of Reorganization), the Calvert Social Small Cap Growth Portfolio will declare and distribute as a special dividend any investment company taxable income (computed without regard to the deduction for dividends paid) and any net realized capital gains through the Closing Date not previously distributed.

The Calvert Social Small Cap Growth Portfolio and the Calvert Social Mid Cap Growth Portfolio have identical procedures for purchasing shares.

The Calvert Social Small Cap Growth Portfolio and the Calvert Social Mid Cap Growth Portfolio have identical redemption procedures. Shares of the Calvert Social Mid Cap Growth Portfolio and the Calvert Social Small Cap Growth Portfolio may be redeemed at the net asset value next determined after receipt of a redemption request, on any day the New York Stock Exchange is open.

EXPENSES AND PAST PERFORMANCE COMPARISONS

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Shareholder fees are paid directly from your account; annual fund operating expenses are deducted from Portfolio assets. Note: The table does not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, costs would be higher.

	Calvert Social Small Cap Growth Portfolio	Calvert Social Mid Cap Growth Portfolio	Pro Forma Combined Calvert Social Mid Cap Growth Portfolio
Shareholder Fees (fees paid directly from your investment)

Maximum Sales Load on Purchases	N/A	N/A	N/A
Maximum Deferred Sales Load	N/A	N/A	N/A

Annual Fund Operating Expenses[1] (expenses that are deducted from Fund assets)

Management Fees	1.00%	0.90%	0.90%
Other Expenses[2]	0.44%	0.27%	0.26%
Total Fund Operating Expenses[3]	1.44%	1.17%	1.16%

1 Expenses are based on the Portfolio's most recent fiscal year. Management fees include the Subadvisory fee paid by the Advisor to the Subadvisor, and the administrative fee paid by the Portfolio to Calvert Administrative Services Company, an affiliate of the Advisor.

2 "Other expenses" includes custodial, transfer agent and subtransfer agent/recordkeeping payments, as well as various other expenses. Subtransfer agent/recordkeeping payments may be made to third parties that provide recordkeeping and other administrative services.

3 Total Annual Fund Operating Expenses reflect an indirect fee resulting from the Portfolio's expense offset arrangement with the custodian bank and fees before waivers. Under this arrangement, the custodian and transfer agent fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. The amount of this credit received by the Portfolio, if any, during the most recent fiscal year is reflected in the Financial Highlights Section, as the difference between line item "Expenses Before Offsets" and "Net Expenses". Net operating expenses after reductions for fees paid indirectly and fee waivers were 1.37% and 1.15% for Calvert Social Small Cap Growth Portfolio and Calvert Social Mid Cap Growth Portfolio, respectively, for the year ended December 31, 2006.

Example. This example is intended to help you compare the cost of investing in the Portfolios (both before and after the Reorganization) with the cost of investing in other mutual funds. The example assumes that:

  You invest $10,000 in the Portfolio for the time periods indicated;

  You reinvest all dividends and distributions;

  Your investment has a 5% return each year; and

  The Portfolio's operating expenses remain the same.

Note: the example does not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

(Unaudited)
	1 Year	3 Years	5 Years	10 Years

Calvert Social Small Cap Growth Portfolio	$147	$456	$787	$1,724

Calvert Social Mid Cap Growth Portfolio	$119	$372	$644	$1,420

Pro Forma - Surviving
Calvert Social Mid Cap Growth Portfolio	$118	$368	$638	$1,409

Past Performance. Total return information for both Portfolios is set forth in the chart below:

Average Annual Total Returns (for the periods ended 12.31.06)
	1 year	5 year	10 Years

Calvert Social Small Cap Growth	0.79%	1.80%	2.66%
Calvert Social Mid Cap Growth	6.88%	2.09%	6.43%

Past performance does not necessarily indicate how a portfolio will perform in the future. The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.

Effect of the Reorganization on Capital Loss Carryforwards. The following table provides comparative information regarding realized capital gains and losses and net unrealized appreciation or depreciation of portfolio securities as of June 30, 2007, and the capital loss carryforwards as of December 31, 2006, for Calvert Social Small Cap Growth.

Calvert Social Small Cap Growth
Capital Loss Carryforward	$20,754
Realized Gains (losses)	$161,587
Net unrealized appreciation (depreciation)	$1,308,195

If the Reorganization does not occur, the Calvert Social Small Cap Growth's loss carryforwards should be available to offset any net realized capital gains of the Calvert Social Small Cap Growth through their expiration date in December 2011. It is anticipated that no distributions of net realized capital gains would be made by the Calvert Social Small Cap Growth until the capital loss carryforwards expire or are offset by net realized capital gains.

If the Reorganization is consummated, the Calvert Social Mid Cap Growth Portfolio will be constrained in the extent to which it can use the capital loss carryforwards of the Calvert Social Small Cap Growth because of limitations imposed by the Internal Revenue Code of 1986, as amended (the "Code"), on the occurrence of an ownership change. The Calvert Social Mid Cap Growth Portfolio should be able to use in each year a capital loss carryforward in an amount equal to the net asset value of the Calvert Social Small Cap Growth on the date of the Reorganization multiplied by a long-term tax-exempt rate calculated by the Internal Revenue Service. If the amount of such a loss is not used in one year, it may be added to the amount available for use in the next year. For 2007, the amount of capital loss carryforward that may be used under the formula will be further reduced to reflect the number of days remaining in the year following the date of the Reorganization, currently anticipated to close on or about September 27, 2007.

The Advisor believes that the anticipated benefits outweigh the uncertain potential detriment resulting from the partial loss of capital loss carryforwards, since the shareholders as separate accounts of insurance companies, pay no tax on their income.

Capitalization. The following table shows the capitalization of the Portfolios as of December 31, 2006, and of the Calvert Social Mid Cap Growth Portfolio on a pro forma basis as of that date, giving effect to the proposed acquisition by the Calvert Social Mid Cap Growth Portfolio of the assets of the Calvert Social Small Cap Growth Portfolio at net asset value.

	Calvert Social Small Cap Growth Portfolio	Calvert Social Mid Cap Growth Portfolio

Net assets	$10,690,476	$49,092,701
Shares outstanding	694,834	1,734,837
Net asset value per share	$15.39	$28.30

		Pro Forma Surviving Calvert Social Mid Cap Growth Portfolio*

	Pro Forma Adjustment

Net assets	($10,000)**	$59,773,177
Shares outstanding	(317,079)***	2,112,592
Net asset value per share		$28.29

* The Pro Forma combined net assets do not reflect adjustments with respect to distributions prior to the Reorganization. The actual exchange ratio will be determined based on the relative net asset value per share and the number of shares outstanding of the Portfolio on the acquisition date.

** To reflect the expected reorganization and proxy solicitation costs that will be incurred by the Portfolios in connection with the reorganization.

*** Share adjustment is needed when issuing Calvert Social Mid Cap Growth Portfolio shares to Calvert Social Small Cap Growth Portfolio shareholders because the net asset values of the Portfolios are different.

Pro forma financial statements for the fiscal year ended December 31, 2006, and the semi-annual period ended June 30, 2007, are incorporated by reference in the Merger SAI. Because the Plan of Reorganization provides that the Calvert Social Mid Cap Growth Portfolio will be the surviving Portfolio following the Reorganization, the pro forma financial statements reflect the transfer of the assets of the Calvert Social Small Cap Growth Portfolio to the Calvert Social Mid Cap Growth Portfolio, as contemplated by the Plan of Reorganization.

RISK FACTORS AND INVESTMENT RESTRICTIONS

Because the Calvert Social Mid Cap Growth Portfolio and the Calvert Social Small Cap Growth Portfolio pursue similar investment programs, the Portfolios share similar principal risks, which include the following:

  The stock market goes down.

  The individual stocks in the Portfolio do not perform as well as expected, and/or the portfolio management practices do not work to achieve their desired result.
  The prices of growth company securities held by the Portfolio may fall to a greater extent than the overall equity markets due to changing economic, political or market conditions or disappointing growth company earnings results. Growth stocks also generally lack the dividends of some value stocks that can cushion stock prices in a falling market.
  Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Debt securities and preferred stocks have rights senior to a company's common stock. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.

Calvert Social Small Cap Growth Portfolio has the following additional principal risk, which is not a principal risk of the Calvert Social Mid Cap Growth Portfolio:

  Prices of small-cap stocks may respond to market activity differently from and can be more volatile than those of larger, more established companies. Small-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.

Calvert Social Mid Cap Growth Portfolio has the following additional principal risks, which are not principal risks of the Calvert Social Small Cap Growth Portfolio:

  Prices of mid-cap stocks may respond to market activity differently from and can be more volatile than those of larger, more established companies. Mid-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.

  The Portfolio is non-diversified. Compared to other funds, the Portfolio may invest more of its assets in a smaller number of companies. Gains or losses on a single stock may have greater impact on the Portfolio.
  Investment in foreign securities involves additional risks relating to political, social and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject, the potential for foreign markets to be less liquid than U.S. markets, and the currency risk associated with securities that trade in currencies other than the U.S. dollar.

Each Portfolio has adopted fundamental investment restrictions, which cannot be changed without the approval of the holders of a majority of the outstanding shares of the respective Portfolio. Each Portfolio has also adopted nonfundamental investment restrictions, which can be changed by the Board at any time without a shareholder vote. The investment restrictions of both Portfolios are very similar; however, there are some differences. Both Portfolios' investment restrictions are provided below.

Both Portfolios share the following fundamental investment restrictions:

(1) Each Portfolio may not concentrate its investments in the securities of issuers primarily engaged in any particular industry or group of industries (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements secured thereby). Under the interpretation of the SEC staff, "concentrate" means to invest 25% of more of total assets in the securities of issuers primarily engaged in any one industry.

(2) Each Portfolio may not issue senior securities or borrow money, except from banks and through reverse repurchase agreements in an amount up to 33 1/3% of the value of the Portfolio's total assets (including the amount borrowed).

(3) Each Portfolio may not underwrite the securities of other issuers, except to the extent that the purchase of obligations, either directly from the issuer or from an underwriter for an issuer, may be deemed to be an underwriting. Under current law a Portfolio may underwrite securities only in compliance with the conditions of Sections 10(f) and 12(c) of the 1940 Act and the rules thereunder wherein the Portfolio may underwrite securities to the extent that the Portfolio may be considered an underwriter within the meaning of the Securities Act of 1933 in selling a portfolio security.

(4) Each Portfolio may not invest directly in commodities or real estate, although it may invest in securities which are secured by real estate or real estate mortgages and securities of issuers which invest or deal in commodities, commodity futures, real estate or real estate mortgages and provided that each Portfolio may purchase or sell stock index futures, foreign currency futures, interest rate futures and options thereon.

(5) Neither Portfolio may lend any security or make any loan, including engaging in repurchase agreements, if as a result, more than 33 1/3% of the Portfolio's total assets would be loaned to other parties, except through the purchase of debt securities or other debt instruments.

Calvert Social Small Cap Growth Portfolio has the following additional fundamental investment restriction:

The Portfolio may not make any investment inconsistent with its classification as a diversified investment company under the 1940 Act.

Under current law, a diversified investment company, with respect to 75% of its total assets, can invest no more than 5% of its total assets in the securities of any one issuer and may not acquire more than 10% of the voting securities of any issuer.

Both Portfolios share the following nonfundamental investment restrictions:

(1) Each Portfolio does not intend to make any purchases of securities if borrowing exceeds 5% of a Portfolio's total assets.

(2) Each Portfolio may not acquire private placement investments until the value of the Portfolio's assets exceeds $20 million.

(3) Each Portfolio may not write options on more than 50% of their total assets.

(4) Each Portfolio may not purchase illiquid securities if more than 15% of the value of net assets would be invested in such securities.

Calvert Social Small Cap Growth Portfolio has the following additional nonfundamental investment restriction:

Social Small Cap Growth may not, under normal circumstances, invest less than 80% of its net assets in small-cap companies. The Portfolio will provide shareholders with at least 60 days' notice before changing its 80% policy.

Calvert Social Mid Cap Growth Portfolio has the following additional nonfundamental investment restrictions:

(1) Social Mid Cap Growth may not, under normal circumstances, invest less than 80% of its net assets in the common stocks of mid-cap companies. The Portfolio will provide shareholders with at least 60 days' notice before changing its 80% policy.

(2) Social Mid Cap Growth may not make short sales of securities or purchase any securities on margin except that each Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities. The deposit or payment by a Portfolio of initial or maintenance margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin.

See the Portfolios' respective Prospectuses and Statements of Additional Information for further information.

REASONS FOR THE REORGANIZATION

The Directors of the Fund, including its Independent Directors, have determined that the Reorganization would be in the best interests of the Calvert Social Small Cap Growth Portfolio, and that the interests of the Calvert Social Small Cap Growth Portfolio's shareholders would not be diluted as a result of effecting the Reorganization. At a meeting held on June 7, 2007, the Directors approved the proposed Merger and recommended its approval by shareholders. The principal reasons why the Directors are recommending the Reorganization are as follows:

(i) Appropriate Investment Objectives, Etc. The investment objective, policies, and restrictions of the Calvert Social Mid Cap Growth Portfolio are similar to those of the Calvert Social Small Cap Growth Portfolio, and the Directors believe that an investment in shares of the Calvert Social Mid Cap Growth Portfolio will provide shareholders with an investment opportunity comparable to that currently afforded by the Calvert Social Small Cap Growth Portfolio.

(ii) Lower Operating Expenses. The Directors considered that the operating expenses of the Calvert Social Mid Cap Growth Portfolio after the Reorganization will be lower than the operating expenses borne by the Calvert Social Small Cap Growth Portfolio.

(iii) Advantage of Economies of Scale. The Directors also considered the advantages of combining the Calvert Social Small Cap Growth Portfolio into another Portfolio with a similar investment objective and style. The Directors believe that the Calvert Social Small Cap Growth Portfolio shareholders will continue to have available to them a Portfolio with a similar investment objective, but can at the same time take advantage of the economies of scale associated with a larger fund. Expenses such as audit expenses and bookkeeping expenses that are charged on a per portfolio basis will be reduced.

(iv) Tax Status. The Directors further considered the fact that the Reorganization is not expected to have a tax effect on the policyholders and contract owners.

(v) Dilution. And lastly, the Directors considered the fact that the Reorganization will not dilute the interest of the current Calvert Social Small Cap Growth Portfolio shareholders.

Further, in connection with their consideration of these matters, the Directors were also advised by counsel to the Independent Directors of their fiduciary responsibilities to the Calvert Social Small Cap Growth Portfolio' shareholders and the legal issues involved.

In addition, the Directors considered a number of additional factors, including, but not limited to: (1) the fact that Calvert Social Mid Cap Growth Portfolio has performed better than Calvert Social Small Cap Growth Portfolio over the past ten years; (2) the expenses and advisory fees applicable to the Calvert Social Small Cap Growth Portfolio before the Reorganization and the estimated lower expense ratio for shareholders in the Calvert Social Mid Cap Growth Portfolio after the Reorganization, compared to that of the Calvert Social Small Cap Growth Portfolio; (3) the terms and conditions of the Plan of Reorganization and the expectation that the Reorganization would not result in dilution of the current Calvert Social Small Cap Growth Portfolio shareholders' interests; (4) the economies of scale expected to be realizable as a result of the Reorganization; (5) the service features available to shareholders of both the Calvert Social Small Cap Growth Portfolio and Calvert Social Mid Cap Growth Portfolio; and (6) the costs estimated to be incurred to complete the Reorganization. Thus, when considering all of the above factors, the Directors determined that the Reorganization of the Calvert Social Small Cap Growth Portfolio into the Calvert Social Mid Cap Growth Portfolio would be in the best interest of the Calvert Social Small Cap Growth Portfolio and of its shareholders.

After this discussion, and following a review of the materials and the terms of the proposed Plan of Reorganization, the Independent Directors approved the reorganization proposal and recommended its approval by the Calvert Social Small Cap Growth Portfolio's shareholders. In connection with the approval, the Directors considered among other things, the following more technical point of the possible merger, that being that the Calvert Social Small Cap Growth Portfolio and Calvert Social Mid Cap Growth Portfolio each would receive an opinion of counsel that the exchanges contemplated by the Reorganization are expected to be tax-free for federal income tax purposes.

INFORMATION ABOUT THE REORGANIZATION

Plan of Reorganization. Shareholders of the Calvert Social Small Cap Growth Portfolio are being asked to approve the Reorganization of the Calvert Social Small Cap Growth Portfolio into the Calvert Social Mid Cap Growth Portfolio. The merger is proposed to take place pursuant to a Plan of Reorganization between the Calvert Social Small Cap Growth Portfolio and the Calvert Social Mid Cap Growth Portfolio, a form of which is attached to this Prospectus and Proxy Statement as Exhibit A.

The proposed Plan of Reorganization provides that the Calvert Social Mid Cap Growth Portfolio will acquire all the assets of the Calvert Social Small Cap Growth Portfolio in exchange for shares of the Calvert Social Mid Cap Growth Portfolio on September 27, 2007. The material terms of the Plan of Reorganization are summarized below; nonetheless, discussion of the Plan of Reorganization herein is qualified in its entirety by reference to the Plan of Reorganization in Exhibit A. The number of full and fractional Calvert Social Mid Cap Growth Portfolio shares to be issued to shareholders of the Calvert Social Small Cap Growth Portfolio will equal the value of the shares of the Calvert Social Small Cap Growth Portfolio outstanding immediately prior to the Reorganization. Portfolio securities of the Calvert Social Small Cap Growth Portfolio will be valued in accordance with the valuation practices of the Calvert Social Mid Cap Growth Portfolio (See "General Information about the Fund"). At the time of the Reorganization, the Calvert Social Small Cap Growth Portfolio will pay all of its obligations and liabilities, and prior to the Reorganization will issue a dividend to distribute its investment company taxable income to its shareholders. The Reorganization will be accounted for by the method of accounting commonly used by open-end investment companies.

As soon as practicable after the Closing Date, the Calvert Social Small Cap Growth Portfolio will liquidate and distribute pro rata to its shareholders of record as of the close of business on July 20, 2007, the full and fractional shares of the Calvert Social Mid Cap Growth Portfolio at an aggregate net asset value equal to the value of the shareholder's shares in the Calvert Social Small Cap Growth Portfolio next determined at the close of business on the Valuation Date (the business day immediately preceding the effective time of the transaction). This method of valuation is also consistent with interpretations of Rule 22c-1 under the Investment Company Act of 1940, as amended (the "1940 Act") by the Securities and Exchange Commission's Division of Investment Management. Such liquidation and distribution will be accomplished by the establishment of accounts on the share records of the Calvert Social Mid Cap Growth Portfolio, representing the respective pro rata number of full and fractional shares of the Calvert Social Mid Cap Growth Portfolio due shareholders of the Calvert Social Small Cap Growth Portfolio.

The consummation of the Plan of Reorganization is subject to the conditions set forth therein, including the following:

Shareholder Approval. The Plan of Reorganization shall have been approved by the affirmative vote of the holders of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Calvert Social Small Cap Growth Portfolio.

Representations, Warranties and Agreements. Both parties to the Reorganization shall have complied with their respective responsibilities under the Plan of Reorganization, the respective representations and warranties contained in this Plan of Reorganization shall be true in all material respects as of the Closing Date, and there shall have been no material adverse change in the financial condition, results of operations, business, properties, or assets of either party since December 31, 2006, as applicable. Both parties shall produce certificates satisfactory in form and substance indicating that they have met the terms of the Plan of Reorganization.

Tax Opinion. Both parties to the Reorganization shall have received an opinion of counsel, addressed to the Fund and in form and substance satisfactory to each party, as to certain of the federal income tax consequences of the Reorganization under the Code to the Calvert Social Small Cap Growth Portfolio, the Calvert Social Mid Cap Growth Portfolio, and their respective shareholders. For purposes of rendering its opinion, counsel may rely exclusively and without independent verification, as to factual matters, on the statements made in the Plan of Reorganization, this Prospectus and Proxy Statement, and on such other written representations as the Calvert Social Small Cap Growth Portfolio and the Calvert Social Mid Cap Growth Portfolio, respectively, will have verified. The opinion of counsel will be to the effect that, based on the facts and assumptions stated therein, for federal income tax purposes:

(1) Neither the Calvert Social Small Cap Growth Portfolio nor the Calvert Social Mid Cap Growth Portfolio will recognize any gain or loss upon the transfer of the assets of the Calvert Social Small Cap Growth Portfolio to the Calvert Social Mid Cap Growth Portfolio in exchange for Calvert Social Mid Cap Growth Portfolio shares, and, in the case of the Calvert Social Small Cap Growth Portfolio, upon the distribution (whether actual or constructive) of Calvert Social Mid Cap Growth Portfolio shares to the Calvert Social Small Cap Growth Portfolio shareholders in exchange for their shares of capital stock of the Calvert Social Small Cap Growth Portfolio;

(2) The shareholders of the Calvert Social Small Cap Growth Portfolio who receive Calvert Social Mid Cap Growth Portfolio shares pursuant to the Reorganization will not recognize any gain or loss upon the exchange (whether actual or constructive) of their shares of the Calvert Social Small Cap Growth Portfolio for Calvert Social Mid Cap Growth Portfolio shares (including any share interests they are deemed to have received) pursuant to the Reorganization;

(3) The tax basis of Calvert Social Mid Cap Growth Portfolio shares received by shareholders of the Calvert Social Small Cap Growth Portfolio will be the same as the tax basis of the shares of capital stock of the Calvert Social Small Cap Growth Portfolio surrendered in the exchange; and the holding period of Calvert Social Mid Cap Growth Portfolio shares received by each shareholder of the Calvert Social Small Cap Growth Portfolio will include the period during which the shares of the Calvert Social Small Cap Growth Portfolio exchanged therefor were held by such shareholder, provided the shares of the Calvert Social Small Cap Growth Portfolio were held as a capital asset on the date of the Reorganization; and

(4) The tax basis of the Calvert Social Small Cap Growth Portfolio's assets acquired by the Calvert Social Mid Cap Growth Portfolio will be the same as the tax basis of such assets to the Calvert Social Small Cap Growth Portfolio immediately prior to the Reorganization, and the holding period of the assets of the Calvert Social Small Cap Growth Portfolio in the hands of the Calvert Social Mid Cap Growth Portfolio will include the period during which those assets were held by the Calvert Social Small Cap Growth Portfolio.

Terms for Abandonment of the Reorganization. The Plan of Reorganization may be terminated, and the Reorganization abandoned, at any time before or after approval by shareholders of the Calvert Social Small Cap Growth Portfolio, prior to the Closing Date by mutual consent of the parties, or by either, if any condition set forth in the Plan of Reorganization has not been fulfilled or has been waived by the party entitled to its benefits. In accordance with the Plan of Reorganization, the Calvert Social Small Cap Growth Portfolio and the Calvert Social Mid Cap Growth Portfolio are responsible for payment of their own expenses incurred in connection with the Reorganization. These expenses are estimated to cost approximately $10,000 to cover all legal and accounting fees and expenses, printing expenses, and other fees and expenses incurred in connection with the consummation of the Reorganization.

Description of Calvert Social Mid Cap Growth Portfolio Shares. Full and fractional shares of Calvert Social Mid Cap Growth Portfolio will be issued to each shareholder in accordance with the procedures under the Plan of Reorganization as described above. Each share will be fully paid and non-assessable when issued and transferable without restrictions and will have no preemptive or conversion rights.

Federal Income Tax Consequences. The Plan of Reorganization is intended to be a tax-free reorganization pursuant to Section 368(a)(1)(C) of the Code. Opinions of counsel are not binding on the Internal Revenue Service or the Courts. If the Reorganization is consummated but does not qualify as a tax-free reorganization under the Code, the consequences described above would not be applicable, and shareholders could recognize a gain or loss on the transaction. Shareholders of the Calvert Social Small Cap Growth Portfolio should consult their tax advisors regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Since the foregoing discussion relates only to the federal income tax consequences of the Reorganization, shareholders of the Calvert Social Small Cap Growth Portfolio should also consult their tax advisors as to the state and local tax consequences, if any, of the Reorganization.

Expenses. After the Reorganization, the total operating expenses of the surviving Calvert Social Mid Cap Growth Portfolio, as a percent of net assets, will be less than those for the Calvert Social Small Cap Growth Portfolio. In addition, certain fixed costs, such as costs of printing shareholder reports and proxy statements, legal expenses, audit fees, registration fees, mailing costs and other expenses would be spread across a larger asset base, thereby lowering the expense ratio borne by the Calvert Social Small Cap Growth Portfolio shareholders.

INFORMATION ABOUT CALVERT SOCIAL MID CAP GROWTH PORTFOLIO

As discussed above, the investment objective, principal investment strategies, and investment practices of the Calvert Social Mid Cap Growth Portfolio are similar to those of the Calvert Social Small Cap Growth Portfolio.

Objective. Calvert Social Mid Cap Growth seeks to provide long-term capital appreciation by investing primarily in a nondiversified portfolio of the equity securities of mid-sized companies that are undervalued but demonstrate a potential for growth. This objective may be changed by the Fund's Board of Directors without shareholder approval.

Principal Investment Strategies. Under normal circumstances, at least 80% of Calvert Social Mid Cap Growth Portfolio's net assets (including borrowings for investment purposes) will be invested in the common stocks of mid-size U.S. companies. Shareholders will be provided with at least 60 days' notice before this 80% policy is changed. Returns in the Portfolio will be mostly from the changes in the price of the Portfolio's holdings (capital appreciation).

The Portfolio currently defines mid-cap companies as those whose market capitalization falls within the range of the Russell MidCap Growth Index. The Russell MidCap Growth Index undergoes an annual reconstitution. The market capitalization range for the Russell MidCap Growth Index was $343 million to $21.2 billion as of December 31, 2006. Under normal circumstances, the Portfolio seeks to have a weighted average market capitalization between $2 billion and $12 billion. The Portfolio also may purchase stocks outside the Russell MidCap Growth Index. Stocks chosen for the Portfolio combine growth and value characteristics or offer the opportunity to buy growth at a reasonable price.

The Portfolio may also invest up to 25% of its net assets in foreign securities.

The Subadvisor favors companies which have an above market average prospective growth rate, but sell at below market average valuations. The Subadvisor evaluates each stock in terms of its growth potential, the return for risk free investments, and the risk and reward potential for the company to determine a reasonable price for the stock. The Subadvisor may elect to sell a security when deteriorating business or financial prospects, excessive valuation, or other factors that conflict with the original rationale that support investing in the company make the investment less attractive in the Subadvisor's opinion.

The Portfolio invests with the philosophy that long-term rewards to investors will come from those companies and other entities whose products and services are sustainable, enhance the human condition and promote common global values, such as equality of opportunity and cooperative effort. All investments are selected on the basis of their ability to contribute to the dual objectives of financial soundness and societal impact.

Principal Risks

  The stock market goes down.

  The individual stocks in the Portfolio do not perform as well as expected, and/or the portfolio management practices do not work to achieve their desired result.
  Prices of mid-cap stocks may respond to market activity differently from and can be more volatile than those of larger, more established companies. Mid-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.
  The prices of growth company securities held by the Portfolio may fall to a greater extent than the overall equity markets due to changing economic, political or market conditions or disappointing growth company earnings results. Growth stocks also generally lack the dividends of some value stocks that can cushion stock prices in a falling market.
  The Portfolio is non-diversified. Compared to other funds, the Portfolio may invest more of its assets in a smaller number of companies. Gains or losses on a single stock may have greater impact on the Portfolio.
  Investment in foreign securities involves additional risks relating to political, social and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject, the potential for foreign markets to be less liquid than U.S. markets, and the currency risk associated with securities that trade in currencies other than the U.S. dollar.
  Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Debt securities and preferred stocks have rights senior to a company's common stock. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.

Management.

CAMCO (4550 Montgomery Avenue, Suite 1000N, Bethesda, MD 20814) serves as the investment advisor of the Portfolio pursuant to an Investment Advisory Agreement with the Fund. CAMCO is registered as an investment advisor under the Investment Advisers Act of 1940. Calvert has been managing mutual funds since 1976 and is the investment advisor for 42 mutual fund portfolios, including the first family and broadest array of socially screened funds. As of June 30, 2007, Calvert had over $15 billion in assets under management.

CAMCO serves as the overall investment manager of the Portfolio, authorized to exercise full investment discretion and make all determinations with respect to the investment of the assets of the Portfolio, but has, at its own cost and expense, retained a subadvisor to provide day-to-day portfolio management for the Portfolio.

New Amsterdam Partners LLC ("New Amsterdam") (475 Park Avenue South, 20th Floor, New York, NY 10016) serves as the investment subadvisor for the Portfolio. New Amsterdam is controlled by Michelle Clayman, CFA. As of June 30, 2007, New Amsterdam had over $6 billion in assets under management.

The Portfolio has obtained an exemptive order from the Securities and Exchange Commission to permit the Fund, pursuant to approval by the Board of Directors, to enter into and materially amend contracts with the Portfolio's subadvisor without shareholder approval. See "Investment Advisor and Subadvisors" in the SAI for further details.

Advisory Fees. New Amsterdam receives a subadvisory fee, paid by the Advisor, of 0.25% of the average daily net assets it manages for Calvert Social Mid Cap Growth Portfolio.

Other Management Arrangements.

Calvert Distributors, Inc. ("CDI") serves as the principal underwriter and distributor for the Calvert Social Mid Cap Growth Portfolio. Under the terms of its underwriting agreement with the Fund, CDI markets and distributes the Fund's shares and is responsible for preparing advertising and sales literature, and printing and mailing prospectuses to prospective investors. CDI is entitled to compensation for services performed and expenses assumed. Payments to CDI may be authorized by the Fund's Board of Directors from time to time in accordance with applicable law. No payments were authorized in 2006. CDI is responsible for paying (i) all commissions or other fees to its associated persons which are due for the sale of the Policies, and (ii) any compensation to other broker-dealers and their associated persons due under the terms of any sales agreement between CDI and the broker-dealers. As the advisor and distributor, CAMCO and CDI, at their own expense, may incur costs or pay expenses associated with the distribution of the Fund's shares.

Calvert Administrative Services Company, a subsidiary of Calvert Group, Ltd., is the Fund's administrator.

Boston Financial Data Services, Inc. is the Fund's transfer agent and dividend disbursing agent.

Calvert Shareholder Services, Inc., a subsidiary of Calvert Group, Ltd., is the Fund's shareholder servicing agent.

SHAREHOLDER INFORMATION FOR

CALVERT SOCIAL MID CAP GROWTH PORTFOLIO

Purchase, Exchange and Redemption of Shares. The Fund offers its shares, without sales charge, only for purchase by insurance companies for allocation to their Variable Accounts. Shares are purchased by the Variable Accounts at the net asset value of the Portfolio next determined after the Insurance Company receives the premium payment. The Fund continuously offers its shares in the Portfolio at a price equal to the net asset value per share. Initial and subsequent payments allocated to the Fund are subject to the limits applicable in the Policies issued by the Insurance Companies.

It is conceivable that in the future it may be disadvantageous for both annuity Variable Accounts and life insurance Variable Accounts, or for Variable Accounts of different Insurance Companies, to invest simultaneously in the Fund, although currently neither the Insurance Companies nor the Fund foresee any such disadvantages to either variable annuity or variable life insurance policy owners of any Insurance Company. The Fund's Directors intend to monitor events in order to identify any material conflicts between such policy owners and to determine what action, if any, should be taken in response thereto. The Insurance Companies redeem shares of the Portfolio to make benefit and surrender payments under the terms of the Policies. Redemptions are processed on any day on which the Fund is open for business (each day the New York Stock Exchange is open), and are effected at the Portfolio's net asset value next determined after the appropriate Insurance Company receives a surrender request in acceptable form.

Payment for redeemed shares will be made promptly, but in no event later than seven days. However, the right of redemption may be suspended or the date of payment postponed in accordance with the Rules under the Investment Company Act of 1940. The amount received upon redemption of the shares of the Portfolio may be more or less than the amount paid for the shares, depending upon the fluctuations in the market value of the assets owned by the Portfolio. The Portfolio has the right to redeem shares in assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the net asset value of the Portfolio, whichever is less, by making redemptions-in-kind (distributions of a pro rata share of the portfolio securities, rather than cash). A redemption-in-kind transfers the transaction costs associated with redeeming the security from the Portfolio to the shareholder. The investor will also bear any market risks associated with the security until the security can be sold. The redemption price is the NAV per share. The NAV of the shares of the Portfolio is calculated as of the close of each business day, which coincides with the closing of the regular session of the New York Stock Exchange ("NYSE") (normally 4 p.m. ET). The Portfolio is open for business each day the NYSE is open. Generally, portfolio securities and other assets are valued based on market quotations.

Exchange requests will not be accepted on any day when Calvert is open but the Fund's custodian bank is closed (e.g., Columbus Day and Veterans Day); these exchange requests will be processed the next day the Fund's custodian bank is open.

The Fund reserves the right to terminate or modify the exchange privilege with 60 days' written notice.

The Fund and the distributor reserve the right at any time to reject or cancel any part of any purchase or exchange order; modify any terms or conditions of purchase of shares of the Fund; or withdraw all or any part of the offering made by this prospectus. To protect the interests of investors, the Fund and the distributor may reject any order considered market-timing activity.

Dividends and Distributions. It is the Fund's intention to distribute substantially all of the net investment income, if any, of the Portfolio. For dividend purposes, net investment income of the Portfolio consists of all payments of dividends or interest received by the Portfolio, less estimated expenses. All net realized capital gains, if any, of the Portfolio are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Portfolio at net asset value.

Taxes. As a "regulated investment company" under the provisions of Subchapter M of the Code, the Fund is not subject to federal income tax, nor to the federal excise tax imposed by the Tax Reform Act of 1986, to the extent that it distributes its net investment income and realized capital gains.

The Fund intends to comply with the diversification requirements of section 817(h) of the Code relating to the tax-deferred status of variable accounts that are based on insurance company separate accounts. In order for the separate accounts to comply with regulations under Section 817 of the Code, the Fund will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For purposes of this test all securities of the same issuer are treated as a single investment and each government agency or instrumentality shall be treated as a separate issuer.

Since the only shareholders of the Portfolio are the Insurance Companies, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to purchasers of the annuity or life insurance policies, see the Prospectus for the Policies.

COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS

Both the Calvert Social Small Cap Growth Portfolio and the Calvert Social Mid Cap Growth Portfolio are series of Calvert Variable Series, Inc., a Maryland corporation. With both Portfolios organized under the same regulated investment company, they share identical Articles of Incorporation and By-laws.

GENERAL INFORMATION ABOUT THE PORTFOLIOS

Information about the Calvert Social Small Cap Growth Portfolio is included in its Prospectus, which all shareholders have received. Further information is included in the Calvert Social Small Cap Growth Portfolio's Statement of Additional Information. Both the Prospectus and the Statement of Additional Information dated April 30, 2007 were filed with the SEC on April 30, 2007 (Calvert Variable Series, Inc., Post-Effective Amendment No. 53 to its Registration Statement on Form N-1A, File No. 002-80154). You may obtain additional copies for both Portfolios, as well as, quarterly, semi-annual, and annual reports, by writing the Fund at Calvert Variable Series, Inc., 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, or by calling 800-368-2745. Both Portfolios are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and in accordance therewith, file proxy material, reports, and other information with the Securities and Exchange Commission (Calvert Variable Series, Inc., File No. 811-03591). These reports and other information filed by the Fund can be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission in Washington, D.C. Copies of such material can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, N.E, Washington, D.C. 20549 at prescribed rates. In addition, the Securities and Exchange Commission maintains a Web site (http://www.sec.gov) that contains reports, other information, and proxy statements filed for the Fund.

FINANCIAL STATEMENTS AND EXPERTS

The Annual Reports to shareholders of the Calvert Social Small Cap Growth Portfolio for the period ended December 31, 2006, and the financial statements and financial highlights for the period indicated therein, have been incorporated by reference herein and in the Registration Statement in reliance upon the reports of KPMG LLP, Independent Registered Public Accounting Firm, to the Calvert Social Small Cap Growth Portfolio, incorporated by reference herein, and upon the authority of such firm as experts in accounting and auditing.

Financial Highlights. The financial highlights table is intended to help you understand both Portfolios' financial performance for the past five (5) fiscal years . The Fund's fiscal year end is December 31. Certain information reflects financial results for a single share, by Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). The following information has been audited by KPMG LLP whose report, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.

SMALL CAP GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS
	Years Ended
	December 31, 2006	December 31, 2005	December 31, 2004
______________________________________________________________
Net asset value, beginning	$15.26	$16.81	$15.21
Income from investment operations
Net investment income (loss)	(.14)	(.08)	(.02)
Net realized and unrealized gain (loss)	.27	(1.47)	1.62
Total from investment operations	.13	(1.55)	1.60
Total increase (decrease) in net asset value	.13	(1.55)	1.60
Net asset value, ending	$15.39	$15.26	$16.81
Total return*	.85%	(9.22%)**	10.52%
Ratios to average net assets:A
Net investment income (loss)	(.83%)	(.46%)	(.15%)
Total expenses	1.44%	1.56%	1.39%
Expenses before offsets	1.44%	1.53%	1.35%
Net expenses	1.37%	1.44%	1.31%
Portfolio turnover	152%	196%	77%
Net assets, ending (in thousands)	$10,690	$12,719	$17,939
	Years Ended
	December 31, 2003	December 31, 2002
______________________________________________________________
Net asset value, beginning	$11.03	$14.80
Income from investment operations
Net investment income (loss)	(.04)	.37
Net realized and unrealized gain (loss)	4.41	(3.71)
Total from investment operations	4.37	(3.34)
Distributions from
Net investment income	(.19)	(.19)
Net realized gains	---	(.24)
Total distributions	(.19)	(.43)
Total increase (decrease) in net asset value	4.18	(3.77)
Net asset value, ending	$15.21	$11.03
Total return*	39.57%	(22.55%)
Ratios to average net assets:A
Net investment income (loss)	(.36%)	2.66%
Total expenses	1.42%	1.38%
Expenses before offsets	1.36%	1.32%
Net expenses	1.31%	1.28%
Portfolio turnover	63%	66%
Net assets, ending (in thousands)	$16,328	$12,004
______________________________________________________________

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

* Total return is not annualized for periods less than one year.

** Total return would have been (9.40%) without the payment by affiliate. On September 6, 2005, the Advisor voluntarily contributed $32,091 to the Fund to reimburse the effect of a realized loss caused by a trading error. This transaction was deemed a "payment by affiliate."

MID CAP GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS
	Years Ended
	December 31, 2006	December 31, 2005	December 31, 2004
______________________________________________________________
Net asset value, beginning	$26.47	$26.36	$24.11
Income from investment operations
Net investment income (loss)	(.16)	(.22)	(.20)
Net realized and unrealized gain (loss)	1.99	.33	2.45
Total from investment operations	1.83	.11	2.25
Total increase (decrease) in net asset value	1.83	.11	2.25
Net asset value, ending	$28.30	$26.47	$26.36
Total return*	6.91%	.42%	9.33%
Ratios to average net assets:A
Net investment income (loss)	(.51%)	(.73%)	(.83%)
Total expenses	1.17%	1.20%	1.17%
Expenses before offsets	1.17%	1.19%	1.16%
Net expenses	1.15%	1.17%	1.15%
Portfolio turnover	38%	142%	89%
Net assets, ending (in thousands)	$49,093	$57,718	$69,492
	Years Ended
	December 31, 2003	December 31, 2002
______________________________________________________________
Net asset value, beginning	$18.31	$25.51
Income from investment operations
Net investment income (loss)	(.17)	(.19)
Net realized and unrealized gain (loss)	5.97	(7.01)
Total from investment operations	5.80	(7.20)
Distributions from
Net realized gains	---	---
Total distributions	---	---
Total increase (decrease) in net asset value	5.80	(7.20)
Net asset value, ending	$24.11	$18.31
Total return*	31.68%	(28.22%)
Ratios to average net assets:A
Net investment income (loss)	(.87%)	(.90%)
Total expenses	1.20%	1.19%
Expenses before offsets	1.19%	1.18%
Net expenses	1.17%	1.16%
Portfolio turnover	148%	134%
Net assets, ending (in thousands)	$62, 596	$44,176
______________________________________________________________

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

* Total return is not annualized for periods less than one year.

VOTING INFORMATION

Proxies from the shareholders of the Calvert Social Small Cap Growth Portfolio are being solicited by the Directors for a Special Meeting of Shareholders to be held in the Tenth Floor Conference Room of Calvert Group Ltd., Air Rights North Tower, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland at 9:00 a.m. on Thursday, September 27, 2007, or at such later time or date made necessary by adjournment.

Proxies are solicited by mail. Additional solicitations may be made by telephone, computer communications, facsimile, or other such means, or by personal contact by officers or employees of the Calvert Social Small Cap Growth Portfolio or by proxy soliciting firms retained for this purpose.

Quorum. The Reorganization must be approved by a majority of the outstanding shares, which is defined as the lesser of: (1) the vote of 67% or more of the shares of the Portfolio at the Special Meeting if the holders of more than 50% of the outstanding shares of the Portfolio are present in person or by proxy, or (2) the vote of more than 50% of the outstanding shares of the Portfolio.

You may revoke your proxy at any time before it is exercised by: (1) filing a written notification of revocation with the Secretary of the Fund, (2) submitting a proxy bearing a later date, or (3) attending and voting at the meeting. A written revocation may be sent to William M. Tartikoff, Esq., Secretary, Calvert Social Small Cap Growth Portfolio, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814.

The votes of shareholders of the Calvert Social Mid Cap Growth Portfolio are not being solicited by this Prospectus and Proxy Statement and are not required to carry out the Reorganization.

Proportional Voting. As the owner of a variable life insurance policy or a variable annuity contract, you are not actually a Fund shareholder. The issuing insurance companies are the legal owners of the Fund's shares. Despite not having the legal status as an owner of the shares, we may refer to you as a "shareholder" and your interest in the portfolios as "shares". The issuing life insurance companies want you to return the Voting Instructions so that they can vote the Fund shares represented by your variable insurance policy or variable annuity contract in accordance with your instructions. The persons named as proxies in the enclosed Voting Instructions intend to vote all of the shares of the portfolio, proportionately in accordance with the instructions given by those variable insurance policyholders or variable annuity contract owners who respond with their voting instructions. Please note that under this "proportional voting" system, with no minimum amount of instructed shares being required, the merger may be approved or rejected by relatively few "shareholders."

Abstentions and Broker Non-Votes. Abstentions and "broker non-votes" are counted for purposes of determining whether a quorum is present but do not represent votes cast with respect to a proposal. "Broker non-votes" are shares held by a broker or nominee for which an executed proxy is received by the trust, but are not voted as to one or more proposals because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power. Accordingly, "broker non-votes" and abstentions effectively will be votes against the Reorganization proposal.

Record Date. Shareholders of the Calvert Social Small Cap Growth Portfolio of record at the close of business on July 20, 2007 (record date) are entitled to notice of and to vote at the Special Meeting of Shareholders or any adjournment thereof. Shareholders are entitled to one vote for each share held. As of July 20, 2007, as shown on the books of the Calvert Social Small Cap Growth Portfolio, there were 645,892 issued and outstanding shares. As of July 20, 2007, the officers and Directors of the Fund as a group, beneficially owned less than 1% of the outstanding shares of the Calvert Social Small Cap Growth Portfolio.

As of July 20, 2007, the following shareholders owned of record 5% or more of the shares of Calvert Social Small Cap Growth Portfolio:

Ameritas Life Insurance Corp. Account X Lincoln, NE	45.32%
Peoples Benefit Life Insurance Co. Separate Account V c/o Aegon USA Cedar Rapids, IA	12.20%
Ameritas Life Insurance Corp. Account X Lincoln, NE	11.88%
Protective Variable Annuity Protective Life Insurance Company Birmingham, AL	10.94%
Ameritas Variable Lincoln, NE	5.53%

As of July 20, 2007, the following shareholders owned of record 5% or more of the shares of Calvert Social Mid Cap Growth Portfolio:

Metropolitan Life Insurance Co. Mutual Fund Processing Iselin, NJ	28.75%
American United Life Insurance c/o Group Retirement Annuity Indianapolis, IN	18.87%
American United Life Insurance c/o AUL American Unit Trust Indianapolis, IN	15.36%
Peoples Benefit Life Insurance Co. Separate Account V c/o Aegon USA Cedar Rapids, IA	12.24%
Ameritas Life Insurance Corp. Lincoln, NE	10.50%

SHAREHOLDER PROPOSALS

The Fund is not required to hold annual shareholder meetings. Shareholders who would like to submit proposals for consideration at future shareholder meetings should send written proposals to the Calvert Legal Department, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland, 20814. If the Reorganization described in this Prospectus and Proxy Statement is consummated, there will be no further meetings of the shareholders of the Calvert Social Small Cap Growth Portfolio.

OTHER BUSINESS

The Board of Directors of Calvert Variable Series, Inc. does not intend to present any other business at the meeting. If, however, any other matters are properly brought before the meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

ADJOURNMENT

In the event that sufficient votes in favor of the proposal set forth in the Notice of Meeting and Proxy Statement are not received by the time scheduled for the meeting, the persons named as proxies may move one or more adjournments of the meeting to permit further solicitation of proxies with respect to such proposal. Any such adjournment will require the affirmative vote of a majority of the shares present at the meeting. The persons named as proxies will vote in favor of such adjournment those shares that they are entitled to vote which have voted in favor of such proposal. They will vote against any such adjournment those proxies that have voted against any such proposal.

By Order of the Board of Directors
William M. Tartikoff, Esq.
Secretary

THE BOARD OF DIRECTORS OF CALVERT VARIABLE SERIES, INC., INCLUDING THE INDEPENDENT DIRECTORS, RECOMMENDS A VOTE FOR APPROVAL OF THE PLAN.

Investment Company Act File No.: 811-03591

EXHIBIT A - AGREEMENT AND PLAN OF REORGANIZATION

This AGREEMENT AND PLAN OF REORGANIZATION, dated as of June 7, 2007, is between the Calvert Social Small Cap Growth Portfolio, a series of Calvert Variable Series, Inc., and the Calvert Social Mid Cap Growth Portfolio, a series of Calvert Variable Series, Inc.

In consideration of the mutual promises contained in this Agreement, the parties agree as follows:

1. SHAREHOLDER APPROVAL

Approval by Shareholders. A meeting of the shareholders of the Calvert Social Small Cap Growth Portfolio shall be called and held for the purpose of acting on and authorizing the transactions contemplated in this Agreement and Plan of Reorganization (the "Agreement" or "Plan"). Calvert Social Mid Cap Growth Portfolio shall furnish to Calvert Social Small Cap Growth Portfolio such data and information as shall be reasonably requested by Calvert Social Small Cap Growth Portfolio for inclusion in the information to be furnished to its shareholders in connection with the meeting.

2. REORGANIZATION

(a) Plan of Reorganization. Calvert Social Small Cap Growth Portfolio will convey, transfer, and deliver to Calvert Social Mid Cap Growth Portfolio all of the then-existing assets of Calvert Social Small Cap Growth Portfolio at the closing provided for in Section 2(b) of this Agreement (the "Closing"). In consideration thereof, Calvert Social Mid Cap Growth Portfolio agrees at the Closing:

(i) to deliver to Calvert Social Small Cap Growth Portfolio in exchange for the assets the number of full and fractional shares of common stock of Calvert Social Mid Cap Growth Portfolio ("Calvert Social Mid Cap Growth Portfolio Shares") to be determined as follows:

In accordance with Section 3 of this Agreement, the number of shares shall be determined by dividing the per share net asset value of Calvert Social Small Cap Growth Portfolio Shares (rounded to the nearest millionth) by the net asset value per share of Calvert Social Mid Cap Growth Portfolio (rounded to the nearest millionth) and multiplying the quotient by the number of outstanding shares of Calvert Social Small Cap Growth Portfolio as of the close of business on the Closing Date. It is expressly agreed that there will be no sales charge to Calvert Social Small Cap Growth Portfolio, or to any of the shareholders of Calvert Social Small Cap Growth Portfolio upon distribution of Calvert Social Mid Cap Growth Portfolio Shares to them; and

(ii) not to assume any of Calvert Social Small Cap Growth Portfolio's obligations and liabilities, whether absolute, accrued, contingent, or otherwise.

(b) Closing and Effective Time of the Reorganization. The Closing shall occur at the Effective Time of the Reorganization, which shall be either:

(i) the later of receipt of all necessary regulatory approvals and the final adjournment of the meeting of shareholders of Calvert Social Small Cap Growth Portfolio at which the Plan will be considered, or

(ii) such later date as the parties may mutually agree.

3. VALUATION OF NET ASSETS

(a) The value of Calvert Social Small Cap Growth Portfolio's net assets to be transferred to Calvert Social Mid Cap Growth Portfolio under this Agreement shall be computed as of the close of business (coinciding with the closing of the regular session of the New York Stock Exchange (NYSE) (normally 4:00 p.m. ET)) on the business day immediately preceding the Closing Date (hereinafter the "Valuation Date") using the valuation procedures as set forth in Calvert Social Mid Cap Growth Portfolio's prospectus.

(b) The net asset value per share of Calvert Social Mid Cap Growth Portfolio Shares for purposes of Section 2 of this Agreement shall be determined as of the close of business on the Valuation Date by Calvert Social Mid Cap Growth Portfolio's Controller using the same valuation procedures as set forth in Calvert Social Mid Cap Growth Portfolio's prospectus.

(c) A copy of the computation showing in reasonable detail the valuation of Calvert Social Small Cap Growth Portfolio's net assets to be transferred to Calvert Social Mid Cap Growth Portfolio pursuant to Section 2 of this Agreement, certified by the Controller of Calvert Social Small Cap Growth Portfolio, shall be furnished by Calvert Social Small Cap Growth Portfolio to Calvert Social Mid Cap Growth Portfolio at the Closing. A copy of the computation showing in reasonable detail the determination of the net asset value per share of Calvert Social Mid Cap Growth Portfolio Shares pursuant to Section 2 of this Agreement, certified by the Controller of Calvert Social Mid Cap Growth Portfolio, shall be furnished by Calvert Social Mid Cap Growth Portfolio to Calvert Social Small Cap Growth Portfolio at the Closing.

4. LIQUIDATION AND DISSOLUTION

(a) As soon as practicable after the Closing Date, Calvert Social Small Cap Growth Portfolio will distribute pro rata to Calvert Social Small Cap Growth Portfolio shareholders of record as of the close of business on the Closing Date the shares of Calvert Social Mid Cap Growth Portfolio received by Calvert Social Small Cap Growth Portfolio pursuant to Section 2 (a) of this Agreement. Such liquidation and distribution will be accompanied by the establishment of shareholder accounts on the share records of Calvert Social Mid Cap Growth Portfolio in the names of each such shareholder of Calvert Social Small Cap Growth Portfolio, representing the respective pro rata number of full shares and fractional interests in shares of Calvert Social Mid Cap Growth Portfolio due to each. No such shareholder accounts shall be established by Calvert Social Mid Cap Growth Portfolio or its transfer agent for Calvert Social Mid Cap Growth Portfolio except pursuant to written instructions from Calvert Social Small Cap Growth Portfolio, and Calvert Social Small Cap Growth Portfolio agrees to provide on the Closing Date instructions to transfer to a shareholder account for each former Calvert Social Small Cap Growth Portfolio shareholder a pro rata share of the number of shares of Calvert Social Mid Cap Growth Portfolio received pursuant to Section 2(a) of this Agreement.

(b) Promptly after the distribution described in Section 4(a) above, appropriate notification will be mailed by Calvert Social Mid Cap Growth Portfolio or its transfer agent to each shareholder of Calvert Social Small Cap Growth Portfolio receiving such distribution of shares of Calvert Social Mid Cap Growth Portfolio informing such shareholder of the number of such shares distributed to such shareholder and confirming the registration thereof in such shareholder's name.

(c) Share certificates representing holdings of shares of Calvert Social Mid Cap Growth Portfolio shall not be issued unless requested by the shareholder and, if such a request is made, share certificates of Calvert Social Mid Cap Growth Portfolio will be issued only for full shares of Calvert Social Mid Cap Growth Portfolio and any fractional interests in shares shall be credited in the shareholder's account with Calvert Social Mid Cap Growth Portfolio.

(d) As promptly as is practicable after the liquidation of Calvert Social Small Cap Growth Portfolio, and in no event later than 12 months from the date of this Agreement, Calvert Social Small Cap Growth Portfolio shall be terminated pursuant to the provisions of the Plan and its By-laws and Articles of Incorporation.

(e) Immediately after the Closing Date, the share transfer books of Calvert Social Small Cap Growth Portfolio shall be closed and no transfer of shares shall thereafter be made on those books.

5. ARTICLES OF INCORPORATION AND BY-LAWS

(a) Articles of Incorporation. The Articles of Incorporation of Calvert Variable Series, Inc., which governs its series, Calvert Social Mid Cap Growth Portfolio, in effect at the Effective Time of the Reorganization, shall continue to be the Articles of Incorporation until amended as provided by law.

(b) By-laws. The By-laws of Calvert Variable Series, Inc., which govern its series, Calvert Social Mid Cap Growth Portfolio, in effect at the Effective Time of the Reorganization, shall continue to be the By-laws until the same shall thereafter be altered, amended, or repealed in accordance with the Calvert Social Small Cap Growth Portfolio's Articles of Incorporation or said By-laws.

6. REPRESENTATIONS AND WARRANTIES OF CALVERT SOCIAL MID CAP GROWTH PORTFOLIO

(a) Organization, Existence, etc. Calvert Social Mid Cap Growth Portfolio is a duly organized series of Calvert Variable Series, Inc., validly existing and in good standing under the laws of the State of Maryland, and has the power to carry on its business as it is now being conducted. Currently, Calvert Social Mid Cap Growth Portfolio is not qualified to do business as a foreign corporation under the laws of any jurisdiction. Calvert Social Mid Cap Growth Portfolio has all necessary federal, state and local authorization to own all of its properties and assets and to carry on its business as now being conducted.

(b) Registration as Investment Company. Calvert Variable Series, Inc., of which Calvert Social Mid Cap Growth Portfolio is a series, is registered under the Investment Company Act of 1940 (the "Act") as an open-end management investment company. Its registration has not been revoked or rescinded and is in full force and effect.

(c) Capitalization. Calvert Social Mid Cap Growth Portfolio has an unlimited number of shares of beneficial interest, no par value, of which as of December 31, 2006, 1,000,000,000 shares were outstanding, and no shares were held in the treasury of Calvert Social Mid Cap Growth Portfolio. All of the outstanding shares of Calvert Social Mid Cap Growth Portfolio have been duly authorized and are validly issued, fully paid, and non-assessable. Since Calvert Social Mid Cap Growth Portfolio is a series of an open-end investment company engaged in the continuous offering and redemption of its shares, the number of outstanding shares may change prior to the Effective Time of the Reorganization.

(d) Shares to be Issued Upon Reorganization. Calvert Social Mid Cap Growth Portfolio Shares to be issued in connection with the Reorganization have been duly authorized and upon consummation of the Reorganization will be validly issued, fully paid and non-assessable.

(e) Authority Relative to this Agreement. Calvert Variable Series, Inc. has the power to enter into the Plan on behalf of its series, Calvert Social Mid Cap Growth Portfolio, and to carry out its obligations under this Agreement. The execution and delivery of the Plan and the consummation of the transactions contemplated have been duly authorized by the Board of Directors of Calvert Variable Series, Inc. and no other proceedings by Calvert Variable Series, Inc. are necessary to authorize its officers to effectuate the Plan and the transactions contemplated. Calvert Social Mid Cap Growth Portfolio is not a party to or obligated under any charter, by-law, indenture, or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by its executing and carrying out the Plan.

(f) Liabilities. There are no liabilities of Calvert Variable Series, Inc. on behalf of its series, Calvert Social Mid Cap Growth Portfolio, whether or not determined or determinable, other than liabilities disclosed or provided for in Calvert Social Mid Cap Growth Portfolio Financial Statements and liabilities incurred in the ordinary course of business subsequent to December 31, 2006, or otherwise previously disclosed to Calvert Social Small Cap Growth Portfolio, none of which has been materially adverse to the business, assets or results of operations of Calvert Social Mid Cap Growth Portfolio.

(g) Litigation. To the knowledge of Calvert Social Mid Cap Growth Portfolio there are no claims, actions, suits, or proceedings, pending or threatened, which would adversely affect Calvert Social Mid Cap Growth Portfolio or its assets or business, or which would prevent or hinder consummation of the transactions contemplated by this Agreement.

(h) Contracts. Except for contracts and agreements previously disclosed to Calvert Social Small Cap Growth Portfolio under which no default exists, Calvert Social Mid Cap Growth Portfolio is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license, or permit of any kind or nature whatsoever.

(i) Registration Statement. Calvert Social Mid Cap Growth Portfolio shall have filed with the Securities and Exchange Commission (the "Commission") a Registration Statement under the Securities Act of 1933 ("Securities Act") relating to the shares of capital stock of Calvert Social Mid Cap Growth Portfolio issuable under this Agreement. At the time the Registration Statement becomes effective, the Registration Statement:

(i) will comply in all material respects with the provisions of the Securities Act and the rules and regulations of the Commission thereunder (the "Regulations"), and

(ii) will not contain an untrue statement of material fact or omit to state a material act required to be stated therein or necessary to make the statements therein not misleading.

Further, at the time the Registration Statement becomes effective, at the time of the shareholders' meeting referred to in Section 1, and at the Effective Time of the Reorganization, the Prospectus and Statement of Additional Information included therein, as amended or supplemented by any amendments or supplements filed by Calvert Social Mid Cap Growth Portfolio, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement or Prospectus and Statement of Additional Information made in reliance upon and in conformity with information furnished by Calvert Social Small Cap Growth Portfolio for use in the Registration Statement or Prospectus and Statement of Additional Information as provided in Section 7(k).

7. REPRESENTATIONS AND WARRANTIES OF CALVERT SOCIAL SMALL CAP GROWTH PORTFOLIO

(a) Organization, Existence, etc. The Calvert Social Small Cap Growth Portfolio is a duly organized series of the Calvert Variable Series, Inc., validly existing and in good standing under the laws of the State of Maryland, and has power to carry on its business as it is now being conducted. Currently, Calvert Social Small Cap Growth Portfolio is not qualified to do business as a foreign corporation under the laws of any jurisdiction. Calvert Social Small Cap Growth Portfolio has all necessary federal, state and local authorization to own all of its properties and assets and to carry on the business as now being conducted.

(b) Registration as Investment Company. The Calvert Variable Series, Inc., of which the Calvert Social Small Cap Growth Portfolio is a series, is registered under the Act as an open-end management investment company. Its registration has not been revoked or rescinded and is in full force and effect.

(c) Capitalization. Calvert Social Small Cap Growth Portfolio has an unlimited number of shares of beneficial interest, no par value, of which as of December 31, 2006, 1,000,000,000 shares were outstanding; and no shares were held in the treasury. All of the outstanding shares of Calvert Social Small Cap Growth Portfolio have been duly authorized and are validly issued, fully paid, and non-assessable. Since Calvert Social Small Cap Growth Portfolio is a series of an open-end investment company engaged in the continuous offering and redemption of its shares, the number of outstanding shares of Calvert Social Small Cap Growth Portfolio may change prior to the Effective Date of the Reorganization.

(d) Financial Statements. The audited financial statements of Calvert Social Small Cap Growth Portfolio for the year ended December 31, 2006, ("Calvert Social Small Cap Growth Portfolio Financial Statements"), to be delivered to Calvert Social Mid Cap Growth Portfolio, will fairly present the financial position of Calvert Social Small Cap Growth Portfolio as of December 31, 2006, and the results of their respective operations and changes in net assets for the year then ended.

(e) Authority Relative to the Plan. Calvert Variable Series, Inc. has the power to enter into the Plan on behalf of Calvert Social Small Cap Growth Portfolio and to carry out its obligations under this Agreement. The execution and delivery of the Plan and the consummation of the transactions contemplated have been duly authorized by the Board of Directors of the Calvert Variable Series, Inc. and, except for approval by the holders of its capital stock, no other proceedings by the Calvert Variable Series, Inc. are necessary to authorize its officers to effectuate the Plan and the transactions contemplated. Calvert Social Small Cap Growth Portfolio are not parties to or obligated under any charter, by-law, indenture, or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by the executing and carrying out of the Plan.

(f) Liabilities. There are no liabilities of Calvert Social Small Cap Growth Portfolio whether or not determined or determinable, other than liabilities disclosed or provided for in Calvert Social Small Cap Growth Portfolio's Financial Statements and liabilities incurred in the ordinary course of business subsequent to December 31, 2006, or otherwise previously disclosed to Calvert Social Mid Cap Growth Portfolio, none of which has been materially adverse to the business, assets, or results of operations of Calvert Social Small Cap Growth Portfolio.

(g) Litigation. To the knowledge of Calvert Social Small Cap Growth Portfolio there are no claims, actions, suits, or proceedings, pending or threatened, which would adversely affect Calvert Social Small Cap Growth Portfolio or their respective assets or business, or which would prevent or hinder consummation of the transactions contemplated by this Agreement.

(h) Contracts. Except for contracts and agreements previously disclosed to Calvert Social Mid Cap Growth Portfolio under which no default exists, the Calvert Variable Series, Inc., on behalf of Calvert Social Small Cap Growth Portfolio, is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license, or permit of any kind or nature whatsoever.

(i) Taxes. The federal income tax returns of the Calvert Social Small Cap Growth Portfolio have been filed for all taxable years up to and including the taxable year ended December 31, 2006, and all taxes payable pursuant to such returns have been paid. Calvert Social Small Cap Growth Portfolio has qualified as a regulated investment company under the Internal Revenue Code with respect to each past taxable year of the Calvert Social Small Cap Growth Portfolio since commencement of operations.

(j) Portfolio Securities. All securities to be listed in the schedule of investments of the Calvert Social Small Cap Growth Portfolio as of the Effective Time of the Reorganization will be owned by the Calvert Variable Series, Inc. on behalf of Calvert Social Small Cap Growth Portfolio free and clear of any liens, claims, charges, options, and encumbrances, except as indicated in the schedule. Except as so indicated, none of the securities is, or after the Reorganization as contemplated by this Agreement will be, subject to any legal or contractual restrictions on disposition (including restrictions as to the public offering or sale of the securities under the Securities Act), and all the securities are or will be readily marketable.

(k) Registration Statement. Calvert Social Small Cap Growth Portfolio will cooperate with Calvert Social Mid Cap Growth Portfolio in connection with the Registration Statement referred to in Section 6(i) of this Agreement, and will furnish to Calvert Social Mid Cap Growth Portfolio the information relating to Calvert Social Small Cap Growth Portfolio required by the Securities Act and its Regulations to be set forth in the Registration Statement (including the Prospectus and Statement of Additional Information). At the time the Registration Statement becomes effective, the Registration Statement, insofar as it relates to the Calvert Social Small Cap Growth Portfolio:

(i) will comply in all material respects with the provisions of the Securities Act and its Regulations, and

(ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

Further, at the time the Registration Statement becomes effective, at the time of the shareholders' meeting referred to in Section 1 and at the Effective Time of the Reorganization, the Prospectus and Statement of Additional Information, as amended or supplemented by any amendments or supplements filed by Calvert Social Mid Cap Growth Portfolio, insofar as it relates to the Calvert Social Small Cap Growth Portfolio, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the Registration Statement or Prospectus and Statement of Additional Information made in reliance upon and in conformity with information furnished by Calvert Social Small Cap Growth Portfolio for use in the Registration Statement or Prospectus and Statement of Additional Information as provided in this Section 7(k).

8. CONDITIONS TO OBLIGATIONS OF CALVERT SOCIAL MID CAP GROWTH PORTFOLIO

The obligations of Calvert Social Mid Cap Growth Portfolio under this Agreement with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions:

(a) Representations, Warranties, and Agreements. As of the Effective Time of the Reorganization, the Calvert Social Small Cap Growth Portfolio shall have complied with each of its obligations under this Agreement, the representations and warranties contained in this Agreement shall be true in all material respects, and there shall have been no material adverse change in the financial condition, results of operations, business, properties or assets of Calvert Social Small Cap Growth Portfolio since December 31, 2006. Calvert Social Mid Cap Growth Portfolio shall have received a certificate from Calvert Social Small Cap Growth Portfolio satisfactory in form and substance to Calvert Social Mid Cap Growth Portfolio indicating that they have met the terms stated in this Section.

(b) Regulatory Approval. All necessary orders of exemption under the Act with respect to the transactions contemplated by this Agreement shall have been granted by the Commission, and all approvals, registrations, and exemptions under state securities laws considered to be necessary shall have been obtained.

(c) Tax Opinion. Calvert Social Mid Cap Growth Portfolio shall have received the opinion of counsel, addressed to and in form and substance satisfactory to Calvert Social Mid Cap Growth Portfolio, as to certain of the federal income tax consequences of the Reorganization under the Internal Revenue Code to Calvert Social Small Cap Growth Portfolio and the shareholders of Calvert Social Small Cap Growth Portfolio. For purposes of rendering its opinion, counsel may rely exclusively and without independent verification, as to factual matters, on the statements made in the Plan, the proxy statement which will be distributed to the shareholders of Calvert Social Small Cap Growth Portfolio in connection with the Reorganization, and on such other written representations as Calvert Social Small Cap Growth Portfolio and Calvert Social Mid Cap Growth Portfolio, respectively, will have verified as of the date of issuance of the tax opinion. The opinion of counsel will be to the effect that, based on the facts and assumptions stated therein, for federal income tax purposes:

(i) neither the Calvert Social Small Cap Growth Portfolio nor the Calvert Social Mid Cap Growth Portfolio will recognize any gain or loss upon the transfer of the assets of Calvert Social Small Cap Growth Portfolio to Calvert Social Mid Cap Growth Portfolio in exchange for Calvert Social Mid Cap Growth Portfolio Shares and upon the distribution (whether actual or constructive) of Calvert Social Mid Cap Growth Portfolio Shares to the shareholders of Calvert Social Small Cap Growth Portfolio in exchange for their shares of capital stock of Calvert Social Small Cap Growth Portfolio;

(ii) the shareholders of Calvert Social Small Cap Growth Portfolio who receive Calvert Social Mid Cap Growth Portfolio Shares pursuant to the Reorganization will not recognize any gain or loss upon the exchange (whether actual or constructive) of their shares of capital stock of Calvert Social Small Cap Growth Portfolio for Calvert Social Mid Cap Growth Portfolio Shares (including any fractional share interests they are deemed to have received) pursuant to the Reorganization;

(iii) the basis of Calvert Social Mid Cap Growth Portfolio Shares received by Calvert Social Small Cap Growth Portfolio's shareholders will be the same as the basis of the shares of capital stock of Calvert Social Small Cap Growth Portfolio surrendered in the exchange, the holding period of Calvert Social Mid Cap Growth Portfolio shares received by each shareholder of Calvert Social Small Cap Growth Portfolio will include the period during which the shares of Calvert Social Small Cap Growth Portfolio exchanged therefor were held by such shareholder, provided the shares of Calvert Social Small Cap Growth Portfolio were held as a capital asset on the date of the Reorganization; and

(iv) the basis of Calvert Social Small Cap Growth Portfolio's assets acquired by Calvert Social Mid Cap Growth Portfolio will be the same as the basis of such assets to Calvert Social Small Cap Growth Portfolio immediately prior to the Reorganization, and the holding period of the assets of Calvert Social Small Cap Growth Portfolio in the hands of Calvert Social Mid Cap Growth Portfolio will include the period during which those assets were held by Calvert Social Small Cap Growth Portfolio.

(d) Opinion of Counsel. Calvert Social Mid Cap Growth Portfolio shall have received the opinion of counsel for the Calvert Social Small Cap Growth Portfolio, dated the Effective Time of the Reorganization, addressed to and in form and substance satisfactory to Calvert Social Mid Cap Growth Portfolio, to the effect that:

(i) Calvert Variable Series, Inc. is an open-end management company registered under the Securities Act of 1933 and the Investment Company Act of 1940, and is duly organized and validly existing in good standing under the laws of the State of Maryland;

(ii) Calvert Social Small Cap Growth Portfolio is a series of the Calvert Variable Series, Inc.; and

(iii) The Agreement and Plan of Reorganization and the execution and filing of the Plan have been duly authorized and approved by all requisite action by the Board of Directors of the Calvert Variable Series, Inc., and the Plan has been duly executed and delivered by the Calvert Variable Series, Inc. and, assuming due authorization, execution, and delivery of the Plan by Calvert Variable Series, Inc., is a valid and binding obligation of the Calvert Variable Series, Inc. and its series, the Calvert Social Small Cap Growth Portfolio.

9. CONDITIONS TO OBLIGATIONS OF CALVERT SOCIAL SMALL CAP GROWTH PORTFOLIO

The obligations of the Calvert Social Small Cap Growth Portfolio under this Agreement with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions:

(a) Shareholder Approval. The Plan shall have been approved by the affirmative vote of two thirds of all the votes entitled to be cast on the matter; and if necessary, the requisite vote of the shareholders of the other portfolios of the Calvert Variable Series, Inc.

(b) Representations, Warranties and, Agreements. As of the Effective Time of the Reorganization, Calvert Social Mid Cap Growth Portfolio shall have complied with each of its responsibilities under this Agreement, the representations and warranties contained in this Agreement shall be true in all material respects, and there shall have been no material adverse change in the financial condition, results of operations, business, properties, or assets of Calvert Social Mid Cap Growth Portfolio since December 31, 2006. As of the Effective Time of the Reorganization, Calvert Social Small Cap Growth Portfolio shall have received a certificate from Calvert Social Mid Cap Growth Portfolio satisfactory in form and substance to Calvert Social Small Cap Growth Portfolio indicating that it has met the terms stated in this Section.

(c) Regulatory Approval. The Registration Statement referred to in Section 6(i) shall have been declared effective by the Commission and no stop orders under the Securities Act pertaining thereto shall have been issued; all necessary orders of exemption under the Act with respect to the transactions contemplated by this Agreement shall have been granted by the Commission; and all approvals, registrations, and exemptions under federal and state laws considered to be necessary shall have been obtained.

(d) Tax Opinion. Calvert Social Small Cap Growth Portfolio shall have received the opinion of counsel, addressed to and in form and substance satisfactory to Calvert Social Small Cap Growth Portfolio, as to certain of the federal income tax consequences of the Reorganization under the Internal Revenue Code to Calvert Social Mid Cap Growth Portfolio and its shareholders. For purposes of rendering its opinion, counsel may rely exclusively and without independent verification, as to factual matters, on the statements made in the Plan, the proxy statement which will be distributed to the shareholders of Calvert Social Small Cap Growth Portfolio in connection with the Reorganization, and on such other written representations as Calvert Social Small Cap Growth Portfolio and Calvert Social Mid Cap Growth Portfolio, respectively, will have verified as of the date of issuance of the tax opinion. The opinion of counsel will be to the effect that, based on the facts and assumptions stated therein, for federal income tax purposes:

(i) neither Calvert Social Small Cap Growth Portfolio nor Calvert Social Mid Cap Growth Portfolio will recognize any gain or loss upon the transfer of the assets of Calvert Social Small Cap Growth Portfolio to Calvert Social Mid Cap Growth Portfolio in exchange for Calvert Social Mid Cap Growth Portfolio Shares and upon the distribution (whether actual or constructive) of Calvert Social Mid Cap Growth Portfolio Shares to the shareholders of Calvert Social Small Cap Growth Portfolio in exchange for their shares of capital stock of Calvert Social Small Cap Growth Portfolio;

(ii) the shareholders of Calvert Social Small Cap Growth Portfolio who receive Calvert Social Mid Cap Growth Portfolio Shares pursuant to the Reorganization will not recognize any gain or loss upon the exchange (whether actual or constructive) of their shares of capital stock of Calvert Social Small Cap Growth Portfolio for Calvert Social Mid Cap Growth Portfolio Shares (including any fractional share interests they are deemed to have received) pursuant to the Reorganization;

(iii) the basis of Calvert Social Mid Cap Growth Portfolio Shares received by Calvert Social Small Cap Growth Portfolio's shareholders will be the same as the basis of the shares of capital stock of Calvert Social Small Cap Growth Portfolio surrendered in the exchange, and the holding period of Calvert Social Mid Cap Growth Portfolio shares received by each shareholder of Calvert Social Small Cap Growth Portfolio will include the period during which the shares of Calvert Social Small Cap Growth Portfolio exchanged therefor were held by such shareholder, provided the shares of Calvert Social Small Cap Growth Portfolio were held as a capital asset on the date of the Reorganization; and

(iv) the basis of Calvert Social Small Cap Growth Portfolio assets acquired by Calvert Social Mid Cap Growth Portfolio will be the same as the basis of such assets to Calvert Social Small Cap Growth Portfolio immediately prior to the Reorganization, and the holding period of the assets of Calvert Social Small Cap Growth Portfolio in the hands of Calvert Social Mid Cap Growth Portfolio will include the period during which those assets were held by Calvert Social Small Cap Growth Portfolio.

(e) Opinion of Counsel. Calvert Social Small Cap Growth Portfolio shall have received the opinion of counsel for Calvert Social Mid Cap Growth Portfolio, dated the Effective Time of the Reorganization, addressed to and in form and substance satisfactory to Calvert Social Small Cap Growth Portfolio, to the effect that:

(i) Calvert Variable Series, Inc. is an open-end management company registered under the Securities Act of 1933 and the Investment Company Act of 1940, and is duly organized and validly existing in good standing under the laws of the State of Maryland;

(ii) Calvert Social Mid Cap Growth Portfolio is a series of Calvert Variable Series, Inc.;

(iii) The Agreement and Plan of Reorganization and the execution and filing of the Plan have been duly authorized and approved by all requisite action by the Board of Directors of Calvert Variable Series, Inc., and the Plan has been duly executed and delivered by Calvert Social Mid Cap Growth Portfolio and, assuming due authorization, execution, and delivery of the Plan by Calvert Variable Series, Inc., is a valid and binding obligation of Calvert Variable Series, Inc. and its series, Calvert Social Mid Cap Growth Portfolio;

(iv) Calvert Social Mid Cap Growth Portfolio shares to be issued pursuant to the Reorganization have been duly authorized and upon issuance thereof in accordance with the Plan will be validly issued, fully paid and non-assessable shares of beneficial interest of Calvert Social Mid Cap Growth Portfolio.

10. AMENDMENTS, TERMINATIONS, NON-SURVIVAL OF COVENANTS,

WARRANTIES AND REPRESENTATIONS

(a) The parties hereto may, by agreement in writing authorized by the Board of Directors of each party, amend the Plan at any time before or after approval of the Plan by shareholders of the Calvert Social Small Cap Growth Portfolio, but after such approval, no amendment shall be made that substantially changes the terms of this Agreement.

(b) At any time prior to the Effective Time of the Reorganization, any of the parties may by written instrument signed by it: (i) waive any inaccuracies in the representations and warranties made pursuant to this Agreement, and (ii) waive compliance with any of the covenants or conditions made for its benefit pursuant to this Agreement.

(c) Calvert Social Small Cap Growth Portfolio may terminate the Plan at any time prior to the Effective Time of the Reorganization by notice to Calvert Social Mid Cap Growth Portfolio if: (i) a material condition to its performance under this Agreement or a material covenant of Calvert Social Mid Cap Growth Portfolio contained in this Agreement is not fulfilled on or before the date specified for the fulfillment thereof, or (ii) a material default or material breach of the Plan is made by Calvert Social Mid Cap Growth Portfolio.

(d) Calvert Social Mid Cap Growth Portfolio may terminate the Plan at any time prior to the Effective Time of the Reorganization by notice to Calvert Social Small Cap Growth Portfolio if: (i) a material condition to its performance under this Agreement or a material covenant of Calvert Social Small Cap Growth Portfolio contained in this Agreement is not fulfilled on or before the date specified for the fulfillment thereof, or (ii) a material default or material breach Plan is made by Calvert Social Small Cap Growth Portfolio.

(e) The Plan may be terminated by either party at any time prior to the Effective Time of the Reorganization upon notice to the other party, whether before or after approval by the shareholders of Calvert Social Small Cap Growth Portfolio, without liability on the part of either party hereto or its respective directors, officers, or shareholders, and shall be terminated without liability as of the close of business on December 31, 2007, if the Effective Time of the Reorganization is not on or prior to such date.

(f) No representations, warranties, or covenants in or pursuant to the Plan shall survive the Reorganization.

11. EXPENSES

Each Portfolio will bear its own expenses incurred in connection with this Reorganization.

12. GENERAL

This Plan supersedes all prior agreements between the parties (written or oral), is intended as a complete and exclusive statement of the terms of the Plan between the parties and may not be changed or terminated orally. The Plan may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each party and delivered to the parties hereto. The headings contained in the Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of the Plan. Nothing in the Plan, expressed or implied, is intended to confer upon any other person any rights or remedies by reason of the Plan.

IN WITNESS WHEREOF, the Calvert Social Small Cap Growth Portfolio and the Calvert Social Mid Cap Growth Portfolio have caused the Plan to be executed on their behalf by their respective Chairman, President, or a Vice President, and their seals to be affixed hereto and attested by their respective Secretary or Assistant Secretary, all as of the day and year first above written, and to be delivered as required.

CALVERT VARIABLE SERIES, INC. on behalf of the Calvert Social Small Cap Growth Portfolio

Attest:
By:	/s/ Lancelot A. King	By: /s/ Barbara J. Krumsiek
	Lancelot A. King	Name: Barbara J. Krumsiek
Title: Chairperson

CALVERT VARIABLE SERIES, INC. on behalf of the Calvert Social Mid Cap Growth Portfolio

By:	/s/ Robert O'Meara	By: /s/ William Lester
	Robert O'Meara	Name: William Lester
Title: President


PROXY

CALVERT VARIABLE SERIES, INC.
CALVERT SOCIAL SMALL CAP GROWTH PORTFOLIO

The undersigned hereby appoints William M. Tartikoff and Barbara J. Krumsiek, and each of them separately, proxies with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Meeting (the "Meeting") of Shareholders of the Calvert Social Small Cap Growth Portfolio, to be held at the offices of Calvert Variable Series, Inc., 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814 on September 27, 2007, at 9:00 a.m. (Eastern Time) and at any adjournment thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present.

NOTE: Please sign this card exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. The Board of Directors recommends a vote FOR the proposal.

PLEASE VOTE, SIGN, AND DATE ON THE OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

Has your address changed?	Do you have any comments?
__________________________________	__________________________________
__________________________________	__________________________________

Please refer to the Proxy Statement discussion on this matter.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

The Board of Directors recommends a vote For the resolution to the right.

1. To approve the Agreement and Plan of Reorganization providing for the Reorganization of the Calvert Social Small Cap Growth Portfolio into the Calvert Social Mid Cap Growth Portfolio, as described in the Prospectus/Proxy Statement and the Agreement and Plan of Reorganization.

For	Against	Abstain
_______	_______	_______

Please sign as your name appears on this Proxy
X_________________________________________	______________
Date


FORM N-14
PART B

ACQUISITION OF THE ASSETS AND LIABILITIES OF
CALVERT SOCIAL SMALL CAP GROWTH PORTFOLIO,
A SERIES OF CALVERT VARIABLE SERIES, INC.

IN EXCHANGE FOR SHARES OF
CALVERT SOCIAL MID CAP GROWTH PORTFOLIO,
A SERIES OF CALVERT VARIABLE SERIES, INC.

4500 MONTGOMERY AVENUE, SUITE 1000N
BETHESDA, MARYLAND 20814
800-368-2745

STATEMENT OF ADDITIONAL INFORMATION

August 17, 2007

This Statement of Additional Information (the "SAI") relates to the proposed reorganization (the "Reorganization") of the Calvert Social Small Cap Growth Portfolio of Calvert Variable Series, Inc., a Maryland corporation, with and into the Calvert Social Mid Cap Growth Portfolio, also a series of Calvert Variable Series, Inc.

This SAI contains information which may be of interest to shareholders but which is not included in the Prospectus/Proxy Statement dated August 17, 2007 (the "Prospectus/Proxy Statement") of the Calvert Social Mid Cap Growth Portfolio, which relates to the Reorganization. As described in the Prospectus/Proxy Statement, the Reorganization would involve the transfer of all the assets of the Calvert Social Small Cap Growth Portfolio to the Calvert Social Mid Cap Growth Portfolio. In exchange, the Calvert Social Mid Cap Growth Portfolio would assume all of the liabilities of the Calvert Social Small Cap Growth Portfolio and distribute its shares to the Calvert Social Small Cap Growth Portfolio's shareholders in complete liquidation of the Calvert Social Small Cap Growth Portfolio.

This SAI is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement. The Prospectus/Proxy Statement was filed with the Securities and Exchange Commission on August 10, 2007 (Calvert Variable Series, Inc., Registration Statement on Form N-14, File No. 333-144413) and is available upon request and without charge by writing to Calvert Variable Series, Inc., 4500 Montgomery Avenue, Suite 1000N, Bethesda, Maryland, 20814 or by calling 800-368-2745.

TABLE OF CONTENTS

I.	Additional Information about the Calvert Social Small Cap Growth Portfolio and the Calvert Social Mid Cap Growth Portfolio	3
II.	Financial Statements	3

FORM N-14
PART B

I. Additional Information about the Calvert Variable Series, Inc., Calvert Social Small Cap Growth Portfolio and the Calvert Social Mid Cap Growth Portfolio.

Additional information about the Calvert Social Small Cap Growth Portfolio and the Calvert Social Mid Cap Growth Portfolio is incorporated by reference to the current Prospectuses and Statements of Additional Information, dated April 30, 2007 for both Portfolios. These Prospectuses and Statements of Additional Information were filed with the Securities and Exchange Commission on April 30, 2007 (Calvert Variable Series, Inc., Post-Effective Amendment No. 53 to its Registration Statement on Form N-1A, File No. 002-80154).

II. Financial Statements.

This Statement of Additional Information incorporates by reference the Annual Report for the year ended December 31, 2006, including the reports of KPMG LLP, of the Calvert Social Small Cap Growth Portfolio and the Calvert Social Mid Cap Growth Portfolio (the "Reports"), which contain historical financial information regarding both Portfolios. The Reports were filed with the Securities and Exchange Commission on March 8, 2007 (Calvert Variable Series, Inc., Form N-CSR, File No. 811-03591). The Reports were also sent to variable annuity contract owners and variable life insurance policyholders on or about April 30, 2007 and are incorporated by reference into this Prospectus/Proxy Statement and Statement of Additional Information.

Pro Forma Financial Statements for the Periods Ending December 31, 2006 (Unaudited) and June 30, 2007 (Unaudited). The following unaudited Pro Forma Combining Schedules of Investments, Statements of Assets and Liabilities and Statements of Operations (Pro Forma Financial Statements) reflect the accounts of the Calvert Social Mid Cap Growth Portfolio and the Calvert Social Small Cap Growth Portfolio (individually referred to as the "Portfolio" or collectively as the "Portfolios"), for periods ended December 31, 2006 and June 30, 2007. Calvert Social Small Cap Growth Portfolio (the "Acquired Portfolio") will be reorganized into Calvert Social Mid Cap Growth Portfolio (the "Acquiring Portfolio") as of the close of business on or about September 27, 2007. For purposes of these Pro Forma Statements, the financial information covers the periods from January 1, 2006 to December 31, 2006 and January 1, 2007 to June 30, 2007. These statements have been derived from the books and records utilized in calculating daily net asset values at December 29, 2006 and June 29, 2007.

The Pro Forma statement of Assets and Liabilities gives the effect of the proposed combination of the Portfolios. The combination is accounted for as a tax-free merger of investment companies. The Pro Forma Statement of Operations presents the operations of the Portfolios on a combined basis and is presented for information purposes only; however it is not necessarily representative of what the combined result of the Portfolios would have been had the combination occurred at the beginning of the fiscal years. The Pro Forma Statements of Operations have been adjusted to reflect the anticipated advisory fee arrangement for the surviving entity. Certain other operating costs have also been adjusted to reflect anticipated expenses of the combined entity. Other costs which may change as a result of the reorganization are currently undeterminable.

The Calvert Social Mid Cap Growth Portfolio constitutes the surviving entity for financial reporting purposes; therefore it is deemed the "accounting survivor" for the merger.


Capitalization Table (as of December 31, 2006)
	SMALL CAP GROWTH PORTFOLIO	MID CAP GROWTH PORTFOLIO	PROFORMA ADJUSTMENTS	MID CAP GROWTH PORTFOLIO PROFORMA COMBINED
NET ASSETS	$10,690,476	$49,092,701	($10,000)	$59,773,177
SHARES OUTSTANDING	694,834	1,734,837	(317,079)	2,112,592
NET ASSET VALUE	$15.39	$28.30	-	$28.29

Capitalization Table (as of June 30, 2007)
	SMALL CAP GROWTH PORTFOLIO	MID CAP GROWTH PORTFOLIO	PROFORMA ADJUSTMENTS	MID CAP GROWTH PORTFOLIO PROFORMA COMBINED
NET ASSETS	$10,675,275	$49,416,067	($10,000)	$60,081,342
SHARES OUTSTANDING	648,050	1,588,902	(304,794)	1,932,158
NET ASSET VALUE	$16.47	$31.10	-	$31.10

(1) To reflect the expected reorganization and proxy solicitation costs that will be incurred by the Portfolios in connection with the reorganization.

(2) Share adjustment needed when issuing Mid Cap Growth shares to Small Cap Growth shareholders. Adjustment is needed because the NAV's of the two Portfolios are different.

CALVERT VARIABLE SERIES, INC. CALVERT SOCIAL SMALL CAP GROWTH PORTFOLIO
CALVERT VARIABLE SERIES, INC. CALVERT SOCIAL MID CAP GROWTH PORTFOLIO
PROFORMA SCHEDULE OF INVESTMENTS
DECEMBER 31, 2006 (UNAUDITED)
	SMALL CAP GROWTH PORTFOLIO		MID CAP GROWTH PORTFOLIO		PROFORMA ADJUSTMENTS			COMBINED MID CAP GROWTH PORTFOLIO
EQUITY SECURITIES - 99.7%	SHARES	VALUE	SHARES	VALUE	SHARES	VALUE		SHARES	VALUE
Air Freight & Logistics - 2.2%
Pacer International, Inc.	-	$ -	43,200	$1,286,064	-	$ -		43,200	$1,286,064

Airlines - 0.2%
Continental Airlines, Inc., Class B*	2,600	107,250	-	-	-	-		2,600	107,250

Beverages - 0.8%
Hansen Natural Corp.*	-	-	15,100	508,568	-	-		15,100	508,568

Capital Markets - 4.2%
Affiliated Managers Group, Inc.*	-	-	12,200	1,282,586	-	-		12,200	1,282,586
Federated Investors, Inc., Class B	-	-	16,700	564,126	-	-		16,700	564,126
Investment Technology Group, Inc.*	5,050	216,544	-	-	-	-		5,050	216,544
optionsXpress Holdings, Inc.	9,375	212,719	-	-	-	-		9,375	212,719
TradeStation Group, Inc.*	17,125	235,469	-	-	-	-		17,125	235,469
		664,732		1,846,712		-			2,511,444

Chemicals - 2.4%
Praxair, Inc.	-	-	24,100	1,429,853	-	-		24,100	1,429,853

Commercial Services & Supplies - 1.1%
American Reprographics Co.*	7,570	252,157	-	-	-	-		7,570	252,157
Herman Miller, Inc.	3,325	120,897	-	-	-	-		3,325	120,897
Watson Wyatt & Co. Holdings	6,075	274,286	-	-	-	-		6,075	274,286
		647,340		-		-			647,340

Construction Materials - 1.7%
Eagle Materials, Inc.	-	-	23,300	1,007,259	-	-		23,300	1,007,259

Consumer Finance - 1.8%
SLM Corp.	-	-	16,500	804,705	-	-		16,500	804,705
World Acceptance Corp.*	5,475	257,051	-	-	-	-		5,475	257,051
		257,051		804,705		-			1,061,756

Diversified Consumer Services - 3.3%
Bright Horizons Family Solutions, Inc.*	5,825	225,194	-	-	-	-		5,825	225,194
Strayer Education, Inc.	-	-	13,900	1,474,095	-	-		13,900	1,474,095
Steiner Leisure Ltd.*	5,500	250,250	-	-	-	-		5,500	250,250
		475,444		1,474,095		-			1,949,539

Diversified Financial Services - 0.5%
Portfolio Recovery Associates, Inc.*	5,800	270,802	-	-	-	-		5,800	270,802

Electronic Equipment & Instruments - 8.4%
Amphenol Corp.	-	-	25,900	1,607,872	-	-		25,900	1,607,872
Benchmark Electronics, Inc.*	9,325	227,157	-	-	-	-		9,325	227,157
Genlyte Group, Inc.*	1,550	121,070	-	-	-	-		1,550	121,070
Itron, Inc.*	4,250	220,320	26,400	1,368,576	-	-		30,650	1,588,896
Mettler - Toledo International, Inc.*	-	-	18,700	1,474,495	-	-		18,700	1,474,495
		568,547		4,450,943		-			5,019,490

Energy Equipment & Services - 3.7%
Hydril Company LP*	3,225	242,488	-	-	-	-		3,225	242,488
Superior Energy Services, Inc.*	3,625	118,465	57,700	1,885,636	-	-		61,325	2,004,101
		360,953		1,885,636		-			2,246,589

Food Products - 0.3%
Ralcorp Holdings, Inc.*	3,200	162,848	-	-	-	-		3,200	162,848

Gas Utilities - 2.9%
Energen Corp.	-	-	12,800	600,832	-	-		12,800	600,832
Oneok, Inc.	-	-	25,800	1,112,496	-	-		25,800	1,112,496
		-		1,713,328		-			1,713,328

Health Care Equipment & Supplies - 1.7%
Cytyc Corp.*	-	-	32,600	922,580	-	-		32,600	922,580
Sirona Dental Systems, Inc.	2,700	103,977	-	-	-	-		2,700	103,977
		103,977		922,580		-			1,026,557

Health Care Providers & Services - 8.1%
Amedisys, Inc.*	6,483	213,107	-	-	-	-		6,483	213,107
AMERIGROUP Corp.*	7,525	270,072	-	-	-	-		7,525	270,072
Coventry Health Care, Inc.*	-	-	20,050	1,003,503	-	-		20,050	1,003,503
DaVita, Inc.*	-	-	25,800	1,467,504	-	-		25,800	1,467,504
Healthways, Inc.*	4,675	223,044	-	-	-	-		4,675	223,044
LCA-Vision, Inc.	6,445	221,450	-	-	-	-		6,445	221,450
Molina Healthcare, Inc.*	6,750	219,443	-	-	-	-		6,750	219,443
Omnicare, Inc.	-	-	20,700	799,641	-	-		20,700	799,641
Radiation Therapy Services, Inc.*	9,525	300,228	-	-	-	-		9,525	300,228
WellCare Health Plans, Inc.*	1,575	108,518	-	-	-	-		1,575	108,518
		1,555,862		3,270,648		-			4,826,510

Health Care Technology - 0.4%
Allscripts Healthcare Solutions, Inc.*	9,836	265,474	-	-	-	-		9,836	265,474

Household Durables - 5.1%
Ethan Allen Interiors, Inc.	6,727	242,912	-	-	-	-		6,727	242,912
Helen of Troy Ltd.*	9,450	229,257	-	-	-	-		9,450	229,257
KB Home	-	-	18,700	958,936	-	-		18,700	958,936
Pulte Homes, Inc.	-	-	41,800	1,384,416	-	-		41,800	1,384,416
Syntax-Brillian Corp.*	28,050	240,949	-	-	-	-		28,050	240,949
		713,118		2,343,352		-			3,056,470

Household Products - 2.8%
Church & Dwight Co., Inc.	-	-	39,900	1,701,735	-	-		39,900	1,701,735

Insurance - 1.4%
HCC Insurance Holdings, Inc.	3,405	109,266	-	-	-	-		3,405	109,266
Philadelphia Consolidated Holding Corp.*	2,400	106,944	-	-	-	-		2,400	106,944
Protective Life Corp.	-	-	13,400	636,500	-	-		13,400	636,500
		216,210		636,500		-			852,710

Internet & Catalog Retail - 0.2%
NutriSystem, Inc.*	1,900	120,441	-	-	-	-		1,900	120,441

Internet Software & Services - 1.0%
DealerTrack Holdings, Inc.*	10,000	294,200	-	-	-	-		10,000	294,200
Digital River, Inc.*	2,225	124,133	-	-	-	-		2,225	124,133
j2 Global Communications, Inc.*	7,700	209,825	-	-	-	-		7,700	209,825
		628,158		-		-			628,158

IT Services - 3.0%
CSG Systems International, Inc.*	-	-	48,000	1,283,040	-	-		48,000	1,283,040
Global Payments, Inc.	-	-	10,600	490,780	-	-		10,600	490,780
		-		1,773,820		-			1,773,820

Leisure Equipment & Products - 0.2%
Pool Corp.	2,780	108,893	-	-	-	-		2,780	108,893

Life Sciences - Tools & Services - 5.4%
Dionex Corp.*	-	-	25,800	1,463,118	-	-		25,800	1,463,118
Waters Corp.*	-	-	36,000	1,762,920	-	-		36,000	1,762,920
		-		3,226,038		-			3,226,038

Machinery - 2.4%
Graco, Inc.	-	-	30,600	1,212,372	-	-		30,600	1,212,372
Toro Co.	4,855	226,389	-	-	-	-		4,855	226,389
		226,389		1,212,372		-			1,438,761

Media - 1.5%
Meredith Corp.	-	-	15,600	879,060	-	-		15,600	879,060

Metals & Mining - 2.1%
AMCOL International, Corp.	10,600	294,044	-	-	-	-		10,600	294,044
Reliance Steel & Aluminum Co.	-	-	24,300	956,934	-	-		24,300	956,934
		294,044		956,934		-			1,250,978

Office Electronics - 1.8%
Xerox Corp.*	-	-	62,400	1,057,680	-	-		62,400	1,057,680

Oil, Gas & Consumable Fuels - 2.9%
Helix Energy Solutions Group, Inc.*	3,880	121,716	-	-	-	-		3,880	121,716
XTO Energy, Inc.	-	-	34,200	1,609,110	-	-		34,200	1,609,110
		121,716		1,609,110		-			1,730,826

Personal Products - 0.2%
NBTY, Inc.*	2,775	115,357	-	-	-	-		2,775	115,357

Pharmaceuticals - 2.9%
Barr Pharmaceuticals, Inc.*	-	-	34,300	1,719,116	-	-		34,300	1,719,116

Road & Rail - 0.3%
Old Dominion Freight Lines, Inc.*	8,625	207,604	-	-	-	-		8,625	207,604

Semiconductors & Semiconductor Equipment - 2.0%
Diodes, Inc.*	-	-	27,200	965,056	-	-		27,200	965,056
Silicon Image, Inc.*	17,000	216,240	-	-	-	-		17,000	216,240
		216,240		965,056		-			1,181,296

Software - 5.9%
ANSYS Inc.*	-	-	31,560	1,372,544	-	-		31,560	1,372,544
FactSet Research Systems, Inc.	-	-	29,200	1,649,216	-	-		29,200	1,649,216
Hyperion Solutions Corp.*	3,193	114,756	-	-	-	-		3,193	114,756
MICROS Systems, Inc.*	2,125	111,987	-	-	-	-		2,125	111,987
Quality Systems, Inc.	5,575	207,780	-	-	-	-		5,575	207,780
Sybase, Inc.*	4,425	109,298	-	-	-	-		4,425	109,298
		543,821		3,021,760		-			3,565,581

Specialty Retail - 8.9%
Chico's FAS, Inc.*	-	-	60,000	1,241,400	-	-		60,000	1,241,400
Childrens Place Retail Stores, Inc.*	3,985	253,127	-	-	-	-		3,985	253,127
Group 1 Automotive, Inc.	-	-	14,500	749,940	-	-		14,500	749,940
Guitar Center, Inc.*	-	-	30,500	1,386,530	-	-		30,500	1,386,530
Ross Stores, Inc.	-	-	49,000	1,435,700	-	-		49,000	1,435,700
Select Comfort Corp.*	13,677	237,843	-	-	-	-		13,677	237,843
		490,970		4,813,570		-			5,304,540

Textiles, Apparel & Luxury Goods - 0.4%
CROCS, Inc.*	5,200	224,640	-	-	-	-		5,200	224,640

Thrifts & Mortgage Finance - 2.5%
FirstFed Financial Corp.*	-	-	19,400	1,299,218	-	-		19,400	1,299,218
Triad Guaranty, Inc.*	4,050	222,222	-	-	-	-		4,050	222,222
		222,222		1,299,218		-			1,521,440

Trading Companies & Distributors - 3.1%
Applied Industrial Technologies, Inc.	9,825	258,496	-	-	-	-		9,825	258,496
Watsco, Inc.	4,635	218,587	-	-	-	-		4,635	218,587
WESCO International, Inc.*	2,165	127,324	21,500	1,264,415	-	-		23,665	1,391,739
		604,407		1,264,415		-			1,868,822

Total Equity Securities (Cost $55,680,235)		10,494,510		49,080,127		-			59,574,637

Exchange Traded Funds - 0.2%
iShares Russell 2000 Index Fund	1,775	138,539	-	-	-	-		1,775	138,539

Total Exchange Trated Funds (Cost $140,031)		138,539		-		-			138,539

TOTAL INVESTMENTS (Cost $55,820,266) - 99.9%		10,633,049		49,080,127		-			59,713,176
Other assets and liabilities, net - 0.1%		57,427		12,574		(10,000)	(1)		60,001
NETS ASSETS - 100%		$10,690,476		$49,092,701		($10,000)			$59,773,177

(1) To reflect the expected reorganization and proxy solicitation costs that will be incurred by the Portfolios in connection with the reorganization.

* Non-income producing security.
See notes to financial statements.

As of December 31, 2006 all of the securities held by the CVS Small Cap Portfolio would comply with the compliance guidelines and/or investment restrictions of the CVS Mid Cap Portfolio.

CALVERT VARIABLE SERIES, INC. - CALVERT SOCIAL SMALL CAP GROWTH PORTFOLIO
CALVERT VARIABLE SERIES, INC. - CALVERT SOCIAL MID CAP GROWTH PORTFOLIO
PROFORMA STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2006 (UNADUDITED)

ASSETS	SMALL CAP GROWTH PORTFOLIO		MID CAP GROWTH PORTFOLIO		PROFORMA ADJUSTMENTS		MID CAP GROWTH PORTFOLIO PROFORMA COMBINED
Investments in securities, at value - see accompanying schedules	$10,633,049		$49,080,127		-		$59,713,176
(Cost $9,909,869 and $45,910,397, respectively)
Cash	273,739		151,864		-		425,603
Receivable for securities sold	90,468		-		-		90,468
Receivable for shares sold	137		23,826		-		23,963
Interest and dividends receivable	3,331		20,813		-		24,144
Other assets	194		872		-		1,066
Total Assets	11,000,918		49,277,502		-		60,278,420

LIABILITIES
Payable for securities purchased	251,063		82,814		-		333,877
Payable for shares redeemed	36,795		46,542		-		83,337
Payable to Calvert Asset Management Company, Inc	7,810		31,038		-		38,848
Payable to Calvert Administrative Services Company, Inc	2,312		10,624		-		12,936
Payable to Calvert Shareholder Services, Inc.	-		-		-		-
Accrued expenses and other liabilities	12,462		13,783		10,000	(1)	36,245
Total Liabilities	310,442		184,801		10,000		505,243
NET ASSETS	$10,690,476		$49,092,701		($10,000)		$59,773,177

NET ASSETS
Paid-in capital, Small Cap Growth, 694,834 shares of common stock
outstanding, $0.01 par value, 1,000,000,000 shares authorized	$10,101,146
Paid-in capital, Mid Cap Growth, 1,734,837 shares of common stock
outstanding, $0.01 par value, 1,000,000,000 shares authorized			$46,001,631				$56,102,777
Undistributed net investment income (loss)	(100,423)		(278,174)		(10,000)	(1)	(388,597)
Accumulated net realized gain (loss) on investments	(33,427)		199,514		-		166,087
Net unrealized appreciation (depreciation) on investments	723,180		3,169,730		-		3,892,910
NET ASSETS	$10,690,476		$49,092,701		($10,000)		$59,773,177

NET ASSETS	$10,690,476		$49,092,701		($10,000)	(1)	$59,773,177
SHARES OUTSTANDING	694,834	(2)	1,734,837	(2)	(317,079)	(2)	2,112,592	(2)
NET ASSET VALUE	$15.39		$28.30		-		$28.29

(1) To reflect the expected reorganization and proxy solicitation costs that will be incurred by the Portfolios in connection with the reorganization.

(2) The proforma combined shares outstanding consists of 1,734,837 shares of the Mid Cap Growth Portfolio and 377,755 shares issued to shareholders of the CVS Small Cap Growth Portfolio.

See Notes to Proforma Financial Statements.

CALVERT VARIABLE SERIES, INC. - CALVERT SOCIAL SMALL CAP GROWTH PORTFOLIO
CALVERT VARIABLE SERIES, INC. - CALVERT SOCIAL MID CAP GROWTH PORTFOLIO
PROFORMA STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2006 (UNAUDITED)

NET INVESTMENT INCOME	SMALL CAP GROWTH PORTFOLIO	MID CAP GROWTH PORTFOLIO	PROFORMA ADJUSTMENTS		MID CAP GROWTH PORTFOLIO PROFORMA COMBINED
Investment Income
Dividend Income	$65,406	$324,578	$0		$389,984
Interest Income	-	22,125	-		22,125
Total investment income	65,406	346,703	-		412,109

Expenses:
Investment advisory fee	90,749	353,798	(12,099)	1	432,448
Transfer agency fees and expenses	15,035	77,670	(9,980)	2	82,725
Accounting fees.	1,862	8,201	(36)	3	10,027
Administrative fees.	30,250	136,076	-		166,326
Directors' fees and expenses	1,475	7,106	-		8,581
Custodian fees	11,128	21,365	(7,652)	4	24,841
Reports to shareholders	6,277	12,468	(4,211)	6	14,534
Professional fees	17,158	18,744	(7,705)	5	28,197
Miscellaneous	866	3,399	(145)	6	4,120
Total expenses	174,800	638,827	(41,828)		771,799
Reimbursement from advisor	(245)	-	245	7	-
Fees paid indirectly	(8,726)	(13,950)	-		(22,676)
Net expenses	165,829	624,877	(41,583)		749,123

NET INVESTMENT INCOME (LOSS)	(100,423)	(278,174)	41,583		(337,014)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments.	(4,056)	1,769,488	-		1,765,432
Foreign currency transactions	(3)	-	-		(3)
	(4,059)	1,769,488	-		1,765,429

Changes in unrealized appreciation (depreciation) on:
Investments	200,663	2,109,616	-		2,310,279
Assets and liabilities denominated in foreign currencies	3	-	-		3
	200,666	2,109,616	-		2,310,282

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS.	196,607	3,879,104	-		4,075,711

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$96,184	$3,600,930	$41,583		$3,738,697

AVERAGE NET ASSETS	$12,099,929	$54,430,476	-		$66,530,405
RATIO OF TOTAL EXP TO AVG NET ASSETS	1.44%	1.17%	-		1.16%
RATIO OF NET EXP TO AVG NET ASSETS	1.37%	1.15%	-		1.13%

The proforma combined statements of operations presented above does not necessarily reflect what the results of operations would have been if the entities had been merged on January 1, 2006.

See Notes to Proforma Adjustments and Proforma Financial Statements.

NOTES TO PROFORMA ADJUSTMENTS (DECEMBER 2006)

1 To reflect the change in Investment Advisory Fees. The Portfolio's advisory agreement provides for the Portfolio to pay the Advisor an annual fee of 0.65% of the Portfolio's average daily net assets.

2 To reflect the expected Transfer Agency fees for the Portfolio.

3 To reflect the Accounting Fees expected to be incurred in the Portfolio.

4 To reflect the expected Custodian Fees for the Portfolio. The Portfolio has an agreement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement is an alternative to overnight investments.

5 To reflect the expected Professional Fees for the combined Portfolio.

6 Proforma adjustments required to reflect the estimated expenses expected to be incurred for the upcoming fiscal year.

7 There is no contractual expense reimbursement in place for the CVS Mid Cap Growth Portfolio.

CALVERT VARIABLE SERIES, INC. -- CALVERT SOCIAL SMALL CAP GROWTH PORTFOLIO
CALVERT VARIABLE SERIES, INC. -- CALVERT SOCIAL MID CAP GROWTH PORTFOLIO
NOTES TO PROFORMA FINANCIAL STATEMENTS
DECEMBER 31, 2006 (UNAUDITED)

NOTE A -- SIGNIFICANT ACCOUNTING POLICIES

General: The Calvert Social Small Cap Growth Portfolio and Calvert Social Mid Cap Growth Portfolio (the "Portfolios"), each a series of Calvert Variable Series, Inc. (the "Fund"), are registered under the Investment Company Act of 1940 as open-end management investment companies. Calvert Social Small Cap Growth is registered as diversified and Calvert Social Mid Cap Growth as non-diversified. The Fund is comprised of fourteen separate portfolios. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

The proforma statement of assets and liabilities gives the effect of the proposed combination of the Portfolios. The combination is accounted for as a tax-free merger of investment companies. The proforma statement of operations presents the operations of the Portfolios on a combined basis and is presented for information purposes only; however it is not necessarily representative of what the combined result of the Portfolios would have been had the combination occurred at the beginning of the fiscal year. The transaction would be accomplished by a transfer of all of the assets of the Calvert Social Small Cap Growth Portfolio in exchange for shares of the Calvert Social Mid Cap Growth Portfolio. Following the transfer, Calvert Social Mid Cap Growth Portfolio shares will be distributed to the shareholders of the Calvert Social Small Cap Growth Portfolio in liquidation of the Calvert Social Small Cap Growth Portfolio, and it, in turn, will be dissolved. As a result of the proposed transaction, each shareholder of the Calvert Social Small Cap Growth Portfolio will receive that number of the Calvert Social Mid Cap Growth Portfolio shares equal in value at the date of the exchange to the value of such shareholder's respective shares of the Calvert Social Small Cap Growth Portfolio.

The Calvert Social Mid Cap Growth Portfolio constitutes the surviving entity for financial reporting purposes; therefore it is deemed the "accounting survivor" for the merger.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolios use independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2006, no securities were fair valued under the direction of the Board of Directors.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income tax or excise tax is required since the Portfolio intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

NOTE B -- RELATED PARTY TRANSACTIONS

Calvert Asset Management Company, Inc. (the "Advisor") is a wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .65% of the Portfolio's average daily net assets.

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, of .25% based on the Portfolio's average daily net assets.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as the shareholder servicing agent for the Portfolio. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board meeting attended plus an annual fee of $20,000 for Directors not serving on other Calvert Fund Boards, $8,000 for those serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

The accompanying pro forma financial statements should be read in conjunction with the financial statements of the Calvert Variable Series, Inc. Calvert Social Small Cap Growth and Calvert Social Mid Cap Growth Portfolios included in their respective annual reports dated December 31, 2006.

CALVERT VARIABLE SERIES, INC. - CALVERT SOCIAL SMALL CAP GROWTH PORTFOLIO
CALVERT VARIABLE SERIES, INC. - CALVERT SOCIAL MID CAP GROWTH PORTFOLIO
PROFORMA SCHEDULE OF INVESTMENTS
PERIOD ENDED JUNE 30, 2007 (UNAUDITED)

	Calvert Social Small Cap Growth Portfolio		Calvert Social Mid Cap Growth Portfolio		Proforma Adjustments			Combined Calvert Social Mid Cap Growth Portfolio
EQUITY SECURITIES - 95.8%	Shares	Value	Shares	Value	Shares	Value		Shares	Value
Air Freight & Logistics - 1.7%
Pacer International, Inc.	-	$ -	42,300	$994,896	-	$ -		42,300	$994,896

Airlines - 0.1%
Continental Airlines, Inc., Class B*	2,145	72,651	-	-	-	-		2,145	72,651

Beverages - 2.5%
Hansen Natural Corp.*	-	-	35,100	1,508,598	-	-		35,100	1,508,598

Capital Markets - 4.4%
Affiliated Managers Group, Inc.*	-	-	11,800	1,519,368	-	-		11,800	1,519,368
Federated Investors, Inc., Class B	-	-	18,500	709,105	-	-		18,500	709,105
optionsXpress Holdings, Inc.	7,805	200,276	-	-	-	-		7,805	200,276
TradeStation Group, Inc.*	17,550	204,458	-	-	-	-		17,550	204,458
		404,734		2,228,473		-			2,633,207

Chemicals - 2.7%
H.B. Fuller Co.	4,200	125,538	-	-	-	-		4,200	125,538
Praxair, Inc.	-	-	21,000	1,511,790	-	-		21,000	1,511,790
		125,538		1,511,790		-			1,637,328

Commercial Banks - 0.2%
Old National Bancorp	5,900	97,999	-	-	-	-		5,900	97,999

Commercial Services & Supplies - 1.3%
American Reprographics Co.*	4,015	123,622	-	-	-	-		4,015	123,622
Calgon Carbon Corp.*	10,700	124,120	-	-	-	-		10,700	124,120
Herman Miller, Inc.	2,970	93,852	-	-	-	-		2,970	93,852
Huron Consulting Group, Inc.*	1,600	116,816	-	-	-	-		1,600	116,816
MAXIMUS, Inc.	2,400	104,112	-	-	-	-		2,400	104,112
PRG-Schultz International, Inc.*	8,300	131,970	-	-	(8,300)	(131,970)	#	-	-
Watson Wyatt Worldwide, Inc.	4,920	248,361	-	-	-	-		4,920	248,361
		942,853		-		(131,970)			810,883

Communications Equipment - 0.5%
C-COR, Inc.*	8,300	116,698	-	-	-	-		8,300	116,698
Tekelec*	11,500	165,830	-	-	-	-		11,500	165,830
		282,528		-		-			282,528

Construction & Engineering - 0.3%
Perini Corp.*	2,900	178,437	-	-	-	-		2,900	178,437

Construction Materials - 1.5%
Eagle Materials, Inc.	-	-	17,900	877,995	-	-		17,900	877,995

Consumer Finance - 2.2%
First Marblehead Corp.	-	-	28,800	1,112,832	-	-		28,800	1,112,832
World Acceptance Corp.*	4,490	191,858	-	-	-	-		4,490	191,858
		191,858		1,112,832		-			1,304,690

Diversified Consumer Services - 4.5%
Bright Horizons Family Solutions, Inc.*	4,750	184,822	-	-	-	-		4,750	184,822
CPI Corp.	4,100	284,950	-	-	-	-		4,100	284,950
Steiner Leisure Ltd.*	4,240	208,269	-	-	-	-		4,240	208,269
Strayer Education, Inc.	2,200	289,762	13,100	1,725,401	-	-		15,300	2,015,163
		967,803		1,725,401		-			2,693,204

Diversified Financial Services - 0.4%
Portfolio Recovery Associates, Inc.	3,625	217,573	-	-	-	-		3,625	217,573

Electrical Equipment - 1.8%
Genlyte Group, Inc.*	1,410	110,741	12,200	958,188	-	-		13,610	1,068,929

Electronic Equipment & Instruments - 10.2%
Amphenol Corp.	-	-	36,000	1,283,400	-	-		36,000	1,283,400
Benchmark Electronics, Inc.*	6,965	157,548	-	-	-	-		6,965	157,548
Daktronics, Inc.	-	-	38,500	826,980	-	-		38,500	826,980
Itron, Inc.*	2,885	224,857	14,500	1,130,130	-	-		17,385	1,354,987
Mettler - Toledo International, Inc.*	-	-	11,800	1,127,018	-	-		11,800	1,127,018
PC Connection, Inc.*	14,100	186,684	-	-	(14,100)	(186,684)	#	-	-
Rofin-Sinar Technologies, Inc.*	-	-	20,300	1,400,700	-	-		20,300	1,400,700
		569,089		5,768,228		(186,684)			6,150,633

Energy Equipment & Services - 4.4%
Hercules Offshore, Inc.*	3,400	110,092	-	-	-	-		3,400	110,092
Superior Energy Services*	3,715	148,303	56,600	2,259,472	-	-		60,315	2,407,775
TODCO*	3,100	146,351	-	-	-	-		3,100	146,351
		404,746		2,259,472		-			2,664,218

Food Products - 0.1%
Flowers Foods, Inc.	2,500	83,400	-	-	-	-		2,500	83,400

Gas Utilities - 3.2%
Energen Corp.	-	-	12,400	681,256	-	-		12,400	681,256
New Jersey Resources Corp.	2,100	107,142	-	-	-	-		2,100	107,142
Oneok, Inc.	-	-	22,300	1,124,143	-	-		22,300	1,124,143
		107,142		1,805,399		-			1,912,541

Health Care Equipment & Supplies - 3.7%
Cytyc Corp.*	-	-	21,300	918,243	-	-		21,300	918,243
Datascope Corp.	2,200	84,216	-	-	-	-		2,200	84,216
Hospira, Inc.*	-	-	30,700	1,198,528	-	-		30,700	1,198,528
		84,216		2,116,771		-			2,200,987

Health Care Providers & Services - 7.5%
Amedisys, Inc.*	3,143	114,185	-	-	-	-		3,143	114,185
AMERIGROUP Corp.*	6,010	143,038	-	-	-	-		6,010	143,038
Coventry Health Care, Inc.*	-	-	24,250	1,398,013	-	-		24,250	1,398,013
DaVita, Inc.*	-	-	22,600	1,217,688	-	-		22,600	1,217,688
Laboratory Corp. of America Holdings, Inc.*	-	-	17,000	1,330,420	-	-		17,000	1,330,420
LCA-Vision, Inc.	3,005	142,016	-	-	-	-		3,005	142,016
Radiation Therapy Services, Inc.*	6,120	161,201	-	-	-	-		6,120	161,201
		560,440		3,946,121		-			4,506,561

Health Care Technology - 0.2%
Allscripts Healthcare Solutions, Inc.*	3,908	99,576	-	-	-	-		3,908	99,576

Hotels, Restaurants & Leisure - 0.3%
CEC Entertainment, Inc.*	2,500	88,000	-	-	-	-		2,500	88,000
Vail Resorts, Inc.*	1,700	103,479	-	-	-	-		1,700	103,479
		191,479		-		-			191,479

Household Products - 1.9%
Church & Dwight Co., Inc.	-	-	24,200	1,172,732	-	-		24,200	1,172,732

Insurance - 2.0%
Ambac Financial Group, Inc.	-	-	8,300	723,677	-	-		8,300	723,677
Amerisafe, Inc.*	5,373	105,472	-	-	(5,373)	(105,472)	#	-	-
HCC Insurance Holdings, Inc.	3,490	116,601	-	-	-	-		3,490	116,601
Philadelphia Consolidated Holding Co.*	2,460	102,828	-	-	-	-		2,460	102,828
RLI Corp.	1,900	106,305	-	-	-	-		1,900	106,305
United Fire & Casualty Co.	4,300	152,134	-	-	-	-		4,300	152,134
		583,340		723,677		(105,472)			1,201,545

Internet & Catalog Retail - 0.9%
NutriSystem, Inc.*	3,935	274,820	-	-	-	-		3,935	274,820
priceline.com, Inc.*	3,600	247,464	-	-	-	-		3,600	247,464
		522,284		-		-			522,284

Internet Software & Services - 0.7%
DealerTrack Holdings, Inc.*	5,925	218,277	-	-	-	-		5,925	218,277
Digital River, Inc.*	1,975	89,369	-	-	-	-		1,975	89,369
Interwoven, Inc.*	6,900	96,876	-	-	-	-		6,900	96,876
		404,522		-		-			404,522

IT Services - 3.9%
Fiserv, Inc.*	-	-	18,700	1,062,160	-	-		18,700	1,062,160
Global Payments, Inc.	-	-	32,900	1,304,485	-	-		32,900	1,304,485
		-		2,366,645		-			2,366,645

Leisure Equipment & Products - 0.2%
Callaway Golf Co.	5,900	105,079	-	-	-	-		5,900	105,079

Life Sciences - Tools & Services - 5.3%
Alexion Pharmaceuticals, Inc.*	1,400	63,084	-	-	-	-		1,400	63,084
Dionex Corp.*	-	-	20,400	1,448,196	-	-		20,400	1,448,196
Millipore Corp.*	-	-	16,800	1,261,512	-	-		16,800	1,261,512
Pharmaceutical Product Development, Inc.	-	-	11,400	436,278	-	-		11,400	436,278
		63,084		3,145,986		-			3,209,070

Machinery - 2.5%
Actuant Corp.	2,100	132,426	-	-	-	-		2,100	132,426
Donaldson Co., Inc.	-	-	20,500	728,775	-	-		20,500	728,775
Robbins & Myers, Inc.	5,300	281,589	-	-	-	-		5,300	281,589
Toro Co.	3,530	207,882	-	-	-	-		3,530	207,882
Valmont Industries, Inc.	1,900	138,244	-	-	-	-		1,900	138,244
		760,141		728,775		-			1,488,916

Media - 1.9%
Meredith Corp.	-	-	19,000	1,170,400	-	-		19,000	1,170,400

Metals & Mining - 2.0%
Reliance Steel & Aluminum Co.	-	-	21,600	1,215,216	-	-		21,600	1,215,216

Office Electronics - 1.7%
Xerox Corp.*	-	-	54,700	1,010,856	-	-		54,700	1,010,856

Oil, Gas & Consumable Fuels - 2.1%
St Mary Land & Exploration Co.	-	-	34,800	1,274,376	-	-		34,800	1,274,376

Personal Products - 0.2%
NBTY, Inc.*	2,485	107,352	-	-	-	-		2,485	107,352

Pharmaceuticals - 0.2%
Axcan Pharma, Inc.*	6,600	127,578	-	-	-	-		6,600	127,578

Road & Rail - 0.3%
Old Dominion Freight Line, Inc.*	6,235	187,985	-	-	-	-		6,235	187,985

Semiconductors & Semiconductor Equipment - 0.6%
FEI Co.*	7,900	256,434	-	-	-	-		7,900	256,434
MKS Instruments, Inc.*	4,400	121,880	-	-	-	-		4,400	121,880
		378,314		-		-			378,314

Software - 6.0%
Ansys, Inc.*	-	-	61,520	1,630,280	-	-		61,520	1,630,280
FactSet Research Systems, Inc.	-	-	24,000	1,640,400	-	-		24,000	1,640,400
MICROS Systems, Inc.*	2,180	118,592	-	-	-	-		2,180	118,592
Quality Systems, Inc.	3,315	125,871	-	-	-	-		3,315	125,871
SPSS, Inc.*	2,400	105,936	-	-	-	-		2,400	105,936
		350,399		3,270,680		-			3,621,079

Specialty Retail - 4.1%
Barnes & Noble, Inc.	1,400	53,858	-	-	-	-		1,400	53,858
Childrens Place Retail Stores, Inc.*	3,210	165,764	-	-	-	-		3,210	165,764
Group 1 Automotive, Inc.	-	-	24,100	972,194	-	-		24,100	972,194
Ross Stores, Inc.	-	-	41,100	1,265,880	-	-		41,100	1,265,880
		219,622		2,238,074		-			2,457,696

Textiles, Apparel & Luxury Goods - 0.6%
CROCS, Inc.*	8,120	349,404	-	-	-	-		8,120	349,404

Thrifts & Mortgage Finance - 2.0%
FirstFed Financial Corp.*	-	-	18,900	1,072,197	-	-		18,900	1,072,197
Trustco Bank Corp.	10,600	104,728	-	-	-	-		10,600	104,728
		104,728		1,072,197		-			1,176,925

Trading Companies & Distributors - 3.0%
Applied Industrial Technologies, Inc.	7,575	223,462	-	-	-	-		7,575	223,462
Watsco, Inc.	3,705	201,552	-	-	-	-		3,705	201,552
WESCO International, Inc.*	1,910	115,460	20,900	1,263,405	-	-		22,810	1,378,865
		540,474		1,263,405		-			1,803,879

Total Equity Securities (Cost $49,380,556)		10,497,109		47,467,183		(424,126)			57,540,166

Exchange Traded Funds - 0.1%
iShares Russell 2000 Index Fund	725	60,146	-	-	-	-		725	60,146

Total Exchange Traded Funds (Cost $57,275)		60,146		-		-			60,146

	Principal		Principal		Principal			Principal
U.S. Government Agencies and Instrumentalities - 1.6%	Amount	Value	Amount	Value	Amount	Value		Amount	Value
Federal Home Loan Bank Discount Notes, 7/2/07	$ -	-	$1,000,000	999,867	$ -	-		$1,000,000	999,867

Total U.S. Government Agencies and Instrumentalities (Cost $999,867)		-		999,867		-			999,867

TOTAL INVESTMENTS (Cost $50,437,698) - 97.5%		10,557,255		48,467,050		(424,126)			58,600,179
Other assets and liabilities, net - 2.5%		118,020		949,017		414,126			1,481,163
NET ASSETS - 100%		$10,675,275		$49,416,067		($10,000)	(1)		$60,081,342

* Non-income producing security.

(1) To reflect the expected reorganization and proxy solicitation costs that will be incurred by the Portfolios in connection with the reorganization.

# Certain holdings of the Calvert Social Small Cap Growth Portfolio may not meet the investment restrictions of the Calvert Social Mid Cap Growth Portfolio, therefore may not be a permissible investment.

See notes to Proforma Financial Statements.

CALVERT VARIABLE SERIES, INC. - CALVERT SOCIAL SMALL CAP GROWTH PORTFOLIO
CALVERT VARIABLE SERIES, INC. - CALVERT SOCIAL MID CAP GROWTH PORTFOLIO
PROFORMA STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2007 (UNADUDITED)

ASSETS	SMALL CAP GROWTH PORTFOLIO		MID CAP GROWTH PORTFOLIO		PROFORMA ADJUSTMENTS		MID CAP GROWTH PORTFOLIO PROFORMA COMBINED
Investments in securities, at value - see accompanying schedules	$10,557,255		$48,467,049		(424,126)	(3)	$58,600,178
(Cost $8,811,581 and $41,626,116, respectively)
Cash	702,527		206,591		-		909,118
Receivable for securities sold	108,567		820,308		424,126	(3)	1,353,001
Receivable for shares sold	937		11,829		-		12,766
Interest and dividends receivable	5,872		13,548		-		19,420
Other assets	84		379		-		463
Total Assets	11,375,242		49,519,704		-		60,894,946

LIABILITIES
Payable for securities purchased	669,897		-		-		669,897
Payable for shares redeemed	5,399		46,695		-		52,094
Payable to Calvert Asset Management Company, Inc	7,236		28,852		-		36,088
Payable to Calvert Administrative Services Company, Inc	2,195		10,303		-		12,498
Payable to Calvert Shareholder Services, Inc.	-		187		-		187
Accrued expenses and other liabilities	15,240		17,600		10,000	(1)	42,840
Total Liabilities	699,967		103,637		10,000		813,604
NET ASSETS	$10,675,275		$49,416,067		($10,000)		$60,081,342

NET ASSETS
Paid-in capital, Small Cap Growth, 648,050 shares of common stock
outstanding, $0.01 par value, 1,000,000,000 shares authorized	$9,250,071
Paid-in capital, Mid Cap Growth, 1,588,902 shares of common stock
outstanding, $0.01 par value, 1,000,000,000 shares authorized			$41,372,778				$50,622,849
Undistributed net investment income (loss)	(44,578)		(129,777)		(10,000)	(1)	(184,355)
Accumulated net realized gain (loss) on investments	161,587		1,332,133		-		1,493,720
Net unrealized appreciation (depreciation) on investments	1,308,195		6,840,933		-		8,149,128
NET ASSETS	$10,675,275		$49,416,067		($10,000)		$60,081,342

NET ASSETS	$10,675,275		$49,416,067		($10,000)	(1)	$60,081,342
SHARES OUTSTANDING	648,050	(2)	1,588,902	(2)	(304,794)	(2)	1,932,158	(2)
NET ASSET VALUE	$16.47		$31.10		-		$31.10

(1) To reflect the expected reorganization and proxy solicitation costs that will be incurred by the Portfolios in connection with the reorganization.

(2) The proforma combined shares outstanding consists of 1,588,902 shares of the Mid Cap Growth Portfolio and 343,256 shares issued to shareholders of the CVS Small Cap Growth Portfolio.

(3) Certain holdings of the Calvert Social Small Cap Growth Portfolio may not meet the investment restrictions of the
Calvert Social Mid Cap Growth Portfolio, therefore may not be a permissible investment.

See Notes to Proforma Financial Statements.

CALVERT VARIABLE SERIES, INC. - CALVERT SOCIAL SMALL CAP GROWTH PORTFOLIO
CALVERT VARIABLE SERIES, INC. - CALVERT SOCIAL MID CAP GROWTH PORTFOLIO
PROFORMA STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2007 (UNAUDITED)

NET INVESTMENT INCOME	SMALL CAP GROWTH PORTFOLIO	MID CAP GROWTH PORTFOLIO	PROFORMA ADJUSTMENTS		MID CAP GROWTH PORTFOLIO PROFORMA COMBINED
Investment Income
Dividend Income	$32,511	$139,743	$0		$172,254
Interest Income	-	10,619	-		10,619
Total investment income	32,511	150,362	-		182,873

Expenses:
Investment advisory fee	39,458	161,389	(5,261)	1	195,586
Transfer agency fees and expenses	8,737	27,781	(4,514)	2	32,004
Accounting fees	837	3,961	-		4,798
Administrative fees.	13,153	62,073	-		75,226
Directors' fees and expenses.	556	2,695	-		3,251
Custodian fees	5,272	9,540	(3,902)	3	10,910
Reports to shareholders	3,632	8,765	(2,127)	5	10,270
Professional fees	9,153	10,194	(5,313)	4	14,034
Miscellaneous	373	1,728	(7)	5	2,094
Total expenses	81,171	288,126	(21,123)		348,174
Reimbursement from advisor.	(872)	-	872	6	-
Fees paid indirectly	(3,210)	(7,987)	-		(11,197)
Net expenses	77,089	280,139	(20,251)		336,977

NET INVESTMENT INCOME (LOSS).	(44,578)	(129,777)	20,251		(154,104)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments.	183,674	1,132,619	-		1,316,293
Foreign currency transactions	-	-	-		-
	183,674	1,132,619	-		1,316,293

Changes in unrealized appreciation (depreciation) on:
Investments	585,015	3,671,203	-		4,256,218
Assets and liabilities denominated in foreign currencies.	-	-	-		-
	585,015	3,671,203	-		4,256,218

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS.	768,689	4,803,822	-		5,572,511

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$724,111	$4,674,045	$20,251		$5,418,407

AVERAGE NET ASSETS.	$10,609,366	50,069,795.63	-		$60,679,161
RATIO OF TOTAL EXP TO AVG NET ASSETS.	1.54%	1.16%	-		1.16%
RATIO OF NET EXP TO AVG NET ASSETS	1.47%	1.13%	-		1.12%

The proforma combined statements of operations presented above does not necessarily reflect what the results of operations would have been if the entities had been merged on January 1, 2007.

See Notes to Proforma Adjustments and Proforma Financial Statements.

NOTES TO PROFORMA ADJUSTMENTS (JUNE 2007)

1 To reflect the change in Investment Advisory Fees. The Portfolio's advisory agreement provides for the Portfolio to pay the Advisor an annual fee of 0.65% of the Portfolio's average daily net assets.

2 To reflect the expected Transfer Agency fees for the Portfolio.

3 To reflect the expected Custodian Fees for the Portfolio. The Portfolio has an agreement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement is an alternative to overnight investments.

4 To reflect the expected Professional Fees for the combined Portfolio.

5 Proforma adjustments required to reflect the estimated expenses expected to be incurred for the upcoming fiscal year.

6 There is no contractual expense reimbursement in place for the CVS Mid Cap Growth Portfolio.

CALVERT VARIABLE SERIES, INC. -- CALVERT SOCIAL SMALL CAP GROWTH PORTFOLIO
CALVERT VARIABLE SERIES, INC. -- CALVERT SOCIAL MID CAP GROWTH PORTFOLIO
NOTES TO PROFORMA FINANCIAL STATEMENTS
JUNE 30, 2007 (UNAUDITED)

NOTE A -- SIGNIFICANT ACCOUNTING POLICIES

General: The Calvert Social Small Cap Growth Portfolio and Calvert Social Mid Cap Growth Portfolio (the "Portfolios"), each a series of Calvert Variable Series, Inc. (the "Fund"), are registered under the Investment Company Act of 1940 as open-end management investment companies. Calvert Social Small Cap Growth is registered as diversified and Calvert Social Mid Cap Growth as non-diversified. The Fund is comprised of fourteen separate portfolios. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

The proforma statement of assets and liabilities gives the effect of the proposed combination of the Portfolios. The combination is accounted for as a tax-free merger of investment companies. The proforma statement of operations presents the operations of the Portfolios on a combined basis and is presented for information purposes only; however it is not necessarily representative of what the combined result of the Portfolios would have been had the combination occurred at the beginning of the fiscal year. The transaction would be accomplished by a transfer of all of the assets of the Calvert Social Small Cap Growth Portfolio in exchange for shares of the Calvert Social Mid Cap Growth Portfolio. Following the transfer, Calvert Social Mid Cap Growth Portfolio shares will be distributed to the shareholders of the Calvert Social Small Cap Growth Portfolio in liquidation of the Calvert Social Small Cap Growth Portfolio, and it, in turn, will be dissolved. As a result of the proposed transaction, each shareholder of the Calvert Social Small Cap Growth Portfolio will receive that number of the Calvert Social Mid Cap Growth Portfolio shares equal in value at the date of the exchange to the value of such shareholder's respective shares of the Calvert Social Small Cap Growth Portfolio.

The Calvert Social Mid Cap Growth Portfolio constitutes the surviving entity for financial reporting purposes; therefore it is deemed the "accounting survivor" for the merger.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolios use independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At June 30, 2007, no securities were fair valued under the direction of the Board of Directors.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income tax or excise tax is required since the Portfolio intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

NOTE B -- RELATED PARTY TRANSACTIONS

Calvert Asset Management Company, Inc. (the "Advisor") is a wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .65% of the Portfolio's average daily net assets.

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, of .25% based on the Portfolio's average daily net assets.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as the shareholder servicing agent for the Portfolio. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board meeting attended plus an annual fee of $20,000 for Directors not serving on other Calvert Fund Boards, $8,000 for those serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

The accompanying pro forma financial statements should be read in conjunction with the financial statements of the Calvert Variable Series, Inc. Calvert Social Small Cap Growth and Calvert Social Mid Cap Growth Portfolios included in their respective semi-annual reports dated June 30, 2007.